       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 1998

                                                               FILE NO. 33-91914
                                                                        811-7632

                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM N-4

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 6  /X/

                                       AND/OR

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 12  /X/

                         GLENBROOK LIFE AND ANNUITY COMPANY
                              VARIABLE ANNUITY ACCOUNT
                             (Exact Name of Registrant)

                         GLENBROOK LIFE AND ANNUITY COMPANY
                                (Name of Depositor)

                                 MICHAEL J. VELOTTA
                   VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         GLENBROOK LIFE AND ANNUITY COMPANY
                                 3100 SANDERS ROAD
                             NORTHBROOK, ILLINOIS 60062
                                    847/402-2400
                  (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

COPIES TO:

RICHARD T. CHOI, ESQUIRE                               JOHN R. HEDRICK, ESQUIRE
FREEDMAN, LEVY, KROLL & SIMONDS                        ALLSTATE LIFE FINANCIAL
1050 CONNECTICUT AVENUE, N.W.                          SERVICES, INC.
SUITE 825                                              3100 SANDERS ROAD
WASHINGTON, D.C. 20036-5366                            NORTHBROOK, IL 60062

              Approximate date of proposed public offering: Continuous

               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                              (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 1998 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (date) pursuant to paragraph (a)(i) of Rule 485

                      IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in the Glenbrook Life and Annuity Company Variable Annuity Account under deferred variable annuity contracts.

                               CROSS REFERENCE SHEET
               PURSUANT TO RULE 495 UNDER THE SECURITIES ACT OF 1933

ITEM OF FORM N-4                        LOCATION
----------------                        --------

PART A

1.   Cover Page                         Cover Page

2.   Definitions                        Glossary

3.   Synopsis                           Highlights; Summary of Variable Account
                                        Expenses

4.   Condensed Financials               Condensed Financial Information

(a)  Chart                              Condensed Financial Information

(b)  Performance Data                   Yield and Total Return Disclosure

(c)  Location of Financial Statements   Financial Statements

5.   General Description of
     Registrant, Depositor and
     Portfolio Companies

(a)  Depositor                          Glenbrook Life and Annuity Company

(b)  Registrant                         The Variable Account

(c)  Portfolio Companies                The Funds; The STI Classic Variable
                                        Trust; The Prime Money Fund II

(d)  Fund Prospectus                    The STI Classic Variable Trust; The
                                        Federated Prime Money Fund

(e)  Voting Rights                      Voting Rights

(f)  Administrators                     Not Applicable

6.   Deductions                         Charges & Other Deductions

(a)  General                            Charges & Other Deductions

(b)  Sales Load                         Withdrawal Charge

(c)  Special Purchase Plans             Not Applicable

(d)  Commissions                        Distribution of the Contracts

(e)  Fund Expenses                      Fund Expenses

(f)  Expenses - Registrant              Summary of Variable Account Expenses;
                                        Expenses of the Funds

7.   Contracts

(a)  Persons with Rights                Benefits under the Contract; Payout
                                        Start Date for Income Payments; Voting
                                        Rights; Assignments; Beneficiary

(b)  (i)  Allocation of Purchase        Allocation of Purchase Payments
          Payments

     (ii) Transfers                     Transfers among portfolios

    (iii) Exchanges                     Not Applicable

(c)  Changes                            Modification

(d)  Inquiries                          Customer Inquiries

8.   Annuity Period                     Payout Start Date for Income Payments

(a)  Material Factors                   Amount of Variable Account Income
                                        Payments

(b)  Dates                              Payout Start Date for Income Payments

(c)  Frequency, duration & level        Amount of Variable Account Income
                                        Payments

(d)  AIR                                Amount of Variable Account Income
                                        Payments

(e)  Minimum                            Income Plans

(f)  Change Options; Transfers          Transfers among Portfolios

9.   Death Benefit                      Death Benefit Payable; Death Benefit
                                        Amount; Death Benefit Payment Provisions

10.  Purchases & Contract Value

(a)  Purchases                          Purchase of the Contracts: Crediting of
                                        Purchase Payments

(b)  Valuation                          Accumulation Units; Accumulation Unit
                                        Value

(c)  Daily Calculation                  Accumulation Units; Accumulation Unit
                                        Value; Allocation of Purchase Payments

(d)  Underwriter                        Distribution of the Contracts

11.  Redemptions

(a)  By Owners and Annuitants           Withdrawals; Income Plans

(b)  Texas ORP                          Not Applicable

(c)  Postponement of Payment            Delay of Payment

(d)  Lapse                              Withdrawals

(e)  Free Look                          Highlights

12.  Taxes                              Federal Tax Matters

13.  Legal Proceedings                  Not Applicable

14.  SAI Contents                       SAI Table of Contents

PART B

15.  Cover Page                         Cover Page

16.  Table of Contents                  Table of Contents

17.  General Information & History

(a)  Depositor's Name                   Glenbrook Life and Annuity Company

(b)  Assets of Sub-account              The Variable Account

(c)  Control of Depositor               Glenbrook Life and Annuity Company

18.  Services

(a)  Fees & Expenses of Registrant      Contract Maintenance Charge

(b)  Management Contracts               Contract Maintenance Charge;
                                        Distribution of the Contracts

(c)  Custodian                          Safekeeping of the Variable Account's
                                        Assets

(d)  Independent Public Accountant      Experts

(e)  Assets of Registrant               Safekeeping of the Variable Account
                                        Assets

(f)  Affiliated Persons                 Not Applicable

(g)  Principal Underwriter              Distribution of the Contracts

19.  Purchase of Securities Being
     Offered

(a)  Offering                           Purchase of Contracts

(b)  Sales load                         Distribution of the Contract

20.  Underwriters

(a)  Principal Underwriter              Distribution of the Contracts

(b)  Continuous offering                Purchase of Contracts

(c)  Commissions                        Distribution of the Contracts

(d)  Unaffiliated Underwriters          N/A

21.  Calculation of Performance Data    Performance Data

22.  Annuity Payments                   Income Payments

23.  Financial Statements

(a)  Financial Statements of            Variable Account Financial Statements
     Registrant

(b)  Financial Statements of            Glenbrook Life and Annuity Company
     Depositor                          Financial Statements

            GLENBROOK LIFE AND ANNUITY COMPANY VARIABLE ANNUITY ACCOUNT
                                     OFFERED BY
                         GLENBROOK LIFE AND ANNUITY COMPANY
                                 3100 SANDERS ROAD
                             NORTHBROOK, ILLINOIS 60062
                                   1-800/453-6038

          INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

This prospectus describes the STI Classic Variable Annuity, an Individual Flexible Premium Deferred Variable Annuity Contract ("Contract") designed to aid you in long-term financial planning and which can be used for retirement planning.

The Contracts are issued by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. Purchase payments for the Contracts will be allocated to a series of Variable Sub-accounts of the Glenbrook Life and Annuity Company Variable Annuity Account ("Variable Account") and/or to one or more of the Fixed Account Options funded through the Company's general account.

The Variable Sub-accounts invest in shares of six portfolios of the STI Classic Variable Trust and one portfolio of the Federated Insurance Series (the "Funds"). The STI Classic Variable Trust portfolios include: (1) Investment Grade Bond; (2) Capital Growth; (3) Value Income Stock; (4) Mid-Cap Equity (previously known as the Aggressive Growth portfolio); (5) International Equity; and (6) Small Cap Equity. The Federated Insurance Series portfolio includes the Federated Prime Money Fund II (previously known as the Prime Money Fund) which invests exclusively in money market instruments. The Fixed Account Options include a Standard Fixed Account, Dollar Cost Averaging Fixed Account and a Guaranteed Maturity Amount Fixed Account.

This prospectus presents information you should know before making a decision to invest in the Contract and the available Investment Alternatives.

THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS WHICH HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS; HOWEVER, THE CONTRACTS AND THE INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                        THESE CONTRACTS ARE NOT FDIC INSURED

The Company has prepared and filed a Statement of Additional Information dated May 1, 1998 with the U.S. Securities and Exchange Commission. If you wish to receive the Statement of Additional Information, you may obtain a free copy by calling or writing the Company at the address above. For your convenience, an order form for the Statement of Additional Information may be found on page B-2 of this prospectus. Before ordering, you may wish to review the Table of Contents of the Statement of Additional Information on page B-1 of this prospectus. The Statement of Additional Information has been incorporated by reference into this prospectus.

This Prospectus is valid only when accompanied or preceded by a current Prospectus for the STI Classic Variable Trust and the Federated Prime Money Fund II.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE






                     THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                     The Contract is not available in all states.

At least once each Contract Year, the Company will send the Owner an annual statement that contains certain information pertinent to the individual Owner's Contract. The annual statement details values and specific Contract data that applies to each particular Contract. The annual statement does not contain financial statements of the Company, although the Company's financial statements are on page F-1 of this prospectus. Our Company files annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                 TABLE OF CONTENTS

                                                                           PAGE
Glossary
Highlights
Summary of Variable Account Expenses
Condensed Financial Information
Yield and Total Return Disclosure
Financial Statements
Glenbrook Life and Annuity Company and the Variable Account
  Glenbrook Life and Annuity Company
  The Variable Account
The Funds
  The STI Classic Variable Trust
  The Federated Prime Money Fund II, a
  Portfolio of Federated Insurance Series
  Investment Advisors for the Portfolios
Fixed Account Options
  The Standard Fixed Account and the
     Dollar Cost Averaging Fixed Account
  The Guaranteed Maturity Amount Fixed Account
  Example of Interest Crediting During the Guarantee Period
  Withdrawals or Transfers
  Market Value Adjustment
Purchase of the Contracts
  Purchase Payment Limits
  Free-Look Period
  Crediting of Purchase Payments
  Allocation of Purchase Payments
  Accumulation Units
  Accumulation Unit Value
  Transfers Among Investment Alternatives
  Dollar Cost Averaging
  Automatic Portfolio Rebalancing
Benefits Under the Contract
  Withdrawals
  Payout Start Date for Income Payments
  Amount of Variable Account Income Payments
  Amount of Fixed Account Income Payments
  Income Plans
  Death Benefit Payable
  Death Benefit Amount
  Death Benefit Payment Provisions
Charges and Other Deductions

  Deductions from Purchase Payments
    Withdrawal Charge (Contingent Deferred Sales Charge)
  Contract Maintenance Charge
  Administrative Expense Charge
  Mortality and Expense Risk Charge
  Premium Taxes
  Transfer Charges
  Fund Expenses
General Matters
  Owner
  Annuitant
  Beneficiary
  Assignments
  Delay of Payments
  Modification
  Customer Inquiries
Federal Tax Matters
  Introduction
  Taxation of Annuities in General
    Tax Deferral
    Non-Natural Owners
    Diversification Requirements
    Ownership Treatment
    Delayed Maturity Dates
    Taxation of Partial and Full Withdrawals
    Taxation of Annuity Payments
    Taxation of Annuity Death Benefits
    Penalty Tax on Premature Distributions
    Aggregation of Annuity Contracts
  Tax Qualified Contracts
    Restrictions Under Section 403(b) Plans
    Roth Individual Retirement Annuities
  Income Tax Withholding
Distribution of the Contracts
Voting Rights
Selected Financial Data
Management's Discussion and Analysis of
Financial Condition and Results of Operations
Competition
Employees
Properties
State and Federal Regulation
Executive Officers and Directors of the Company
Executive Compensation
Legal Proceedings
Experts
Legal Matters
Financial Statements                                                        F-1
Appendix A                                                                  A-1
Statement of Additional Information: Table of Contents                      B-1
Order Form                                                                  B-2

                                       GLOSSARY

ACCUMULATION UNIT -- A measure of your ownership interest in a Sub-account of the Variable Account prior to the Payout Start Date. Analogous, though not identical, to a share owned in a mutual fund.

ACCUMULATION UNIT VALUE -- The value of each Accumulation Unit which is calculated each Valuation Date. Each Sub-account of the Variable Account has its own distinct Accumulation Unit Value. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

ANNUITANT(S) -- The person or persons whose life determines the latest Payout Start Date and the amount and duration of any income payments for Income Plan options other than guaranteed payments for a specified period. Joint Annuitants are only permitted on or after the Payout Start Date.

BENEFICIARY(IES) -- The person(s) to whom any benefits are due when a death benefit is payable and there is no surviving Owner.

COMPANY("WE," "US") -- Glenbrook Life and Annuity Company.

CONTRACT -- The Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract, known as the "STI Classic Variable Annuity," that is described in this prospectus.

CONTRACT ANNIVERSARY -- An anniversary of the date that the Contract was issued.

CONTRACT VALUE -- The value of all amounts accumulated under the Contract prior to the Payout Start Date, equivalent to the Accumulation Units in each Sub-account of the Variable Account multiplied by the respective Accumulation Unit Value, plus the value in the Fixed Account Options.

CONTRACT YEAR -- A period of 12 months starting with the issue date or any Contract Anniversary.


DEATH BENEFIT ANNIVERSARY -- Every seventh Contract Anniversary beginning on the date that the Contract was issued. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

ENHANCED DEATH BENEFIT -- An additional death benefit option which can be selected at the time the Contract is purchased.

FIXED ACCOUNT OPTIONS -- The Standard Fixed Account, Dollar Cost Averaging Fixed Account and the Guaranteed Maturity Amount Fixed Account.

GUARANTEE PERIOD -- A period of years for which a specified effective annual interest rate is guaranteed by the Company.

GUARANTEED MATURITY AMOUNT FIXED SUB-ACCOUNTS -- These Sub-accounts are distinguished by Guarantee Period(s) and the dates the period(s) begin. The Guaranteed Maturity Amount Fixed Sub-accounts are established when purchase payments are made, when previous Sub-accounts expire and a new Guarantee Period is selected, and when transfers are made to a Guaranteed Maturity Amount Fixed Sub-account.

INCOME PLAN -- One of several ways in which a series of payments are made after the Payout Start Date. Income payments are based on the Contract Value adjusted by any applicable Market Value Adjustment and any applicable taxes on the Payout Start Date. Under a Fixed Account option, the dollar amount of each income payment does not change over time. Under a Variable Account option, the dollar amount of each income payment may change over time, depending on the investment experience of the Sub-account or Sub-accounts you choose.

INVESTMENT ALTERNATIVES -- The seven Sub-accounts of the Variable Account and the three Fixed Account Options constitute the nine Investment Alternatives.

MARKET VALUE ADJUSTMENT -- The Market Value Adjustment is the adjustment made to the money distributed from a Sub-account of the Guaranteed Maturity Amount Fixed Account prior to the end of the Guarantee Period under the Contract to reflect the impact of changes in interest rates between the time the Sub-account of the Guaranteed Maturity Amount Fixed Account was established and the time of distribution.

OWNER(S)("YOU") -- The person or persons designated as the Owner in the Contract.

PAYOUT START DATE -- The date money is applied to an Income Plan.

SETTLEMENT VALUE -- The amount payable in the event of a full withdrawal of the Contract Value.

VALUATION DATE -- Each day that the New York Stock Exchange is open for business. The Valuation Date does not include such Federal and non-Federal holidays as are observed by the New York Stock Exchange.

VALUATION PERIOD -- The period between successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (which is currently 3:00pm Central Time) and ending as of the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

VARIABLE ACCOUNT -- Glenbrook Life and Annuity Company Variable Annuity Account, a separate investment account established by the Company to receive and invest purchase payments paid under the Contracts.

VARIABLE SUB-ACCOUNT -- A portion of the Variable Account invested in shares of a Fund's portfolios. The investment performance of each Variable Sub-account is linked directly to the investment performance of the portfolios.

HIGHLIGHTS

THE CONTRACT

This Contract is designed for long-term financial planning and retirement planning. Money can be allocated to any combination of the Variable Sub-accounts and/or Fixed Account Options. You have access to your funds either through withdrawals of Contract Value or through periodic income payments.

You bear the entire investment risk for Contract Values and income payments based upon the Variable Account, because values will vary depending on the investment performance of the portfolio(s) underlying the Variable Sub-accounts you select. See "Accumulation Unit Value," page __ and "Amount of Variable Account Income Payments," page __.

You will also bear the investment risk of adverse changes in interest rates in the event amounts are prematurely withdrawn or transferred from Sub-accounts of the Guaranteed Maturity Amount Fixed Account. See "The Guaranteed Maturity Amount Fixed Account," page __.

FREE-LOOK

You may cancel the Contract any time within 20 days, or longer if required by state law, after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account Options. Unless a refund of purchase payments is required by state or federal law, purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. See "Free-Look Period," page __.

HOW TO INVEST

Your first purchase payment must be at least $3,000 (for qualified contracts, $2,000). Subsequent purchase payments must be at least $50, See "Purchase Payment Limits," page __.

At the time of your application, you will allocate your purchase payment among the Investment Alternatives. The allocation You specify on the application will be effective immediately. All allocations must be in whole percents from 0% to 100% (total allocation equals 100%) or in whole dollars. Allocations may be changed by notifying the Company in writing. See "Allocation of Purchase Payments," page __.

INVESTMENT ALTERNATIVES

The Variable Account invests in shares of the STI Classic Variable Trust and the Federated Prime Money Fund II (the "Funds"). Collectively, the Funds have a total of seven portfolios available under the Contract. The STI Classic Variable Trust portfolios include: the Investment Grade Bond portfolio, the Capital Growth portfolio, the Value Income Stock portfolio, the Mid-Cap Equity portfolio, the International Equity portfolio, and the Small Cap Equity portfolio. The Federated Prime Money Fund II is a portfolio of Federated Insurance Series that invests exclusively in money market instruments. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. In addition to the Variable Account, Owners can also allocate all or part of their purchase payments among three Fixed Account Options. See "Fixed Account Options," on page __.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

Prior to the Payout Start Date, you may transfer amounts among the Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year. The Company is presently waiving this charge. Certain Fixed Account transfers may be restricted. See "Transfers Among Portfolios," page __.

You may want to enroll in a Dollar Cost Averaging Program or an Automatic Portfolio Rebalancing Program. See "Dollar Cost Averaging," page __, and "Automatic Portfolio Rebalancing," page __.

CHARGES AND DEDUCTIONS

The charges under the Contract include: a contract maintenance charge ($30 annually), a mortality and expense risk charge (deducted daily, equal on an annual basis to 1.25% of the Contract's daily net assets in the Variable Account), and an administrative expense charge (deducted daily, equal on an annual basis to .10% of the Contract's daily net assets in the Variable Account). For Contracts with the Enhanced Death Benefit provision, the mortality and expense risk charge will be deducted daily, at a rate equal on an annual basis, to 1.35% of the daily net assets in the Variable Account. The assessment of the additional .10% for the Enhanced Death Benefit is attributed to the assumption of additional mortality risks. As noted above, the Company reserves the right to assess a transfer charge ($10 on each transfer in excess of 12 per Contract Year). Additional deductions may be made for certain taxes. See "Contract

Maintenance Charge," page __, "Mortality and Expense Risk Charge," page __, "Administrative Expense Charge," page __, "Transfer Charges," page __, and "Taxes," page __.

WITHDRAWALS

You may withdraw all or part of the Contract Value before the earlier of the Payout Start Date or death of any Owner (the Annuitant if the Owner is not a natural person). No withdrawal charges will be deducted on amounts withdrawn up to 10% of the Contract Value on the date of the first withdrawal in a Contract Year. Amounts withdrawn in excess of the 10% may be subject to a withdrawal charge of 0% to 7% depending on how long the purchase payments have been invested in the Contract. Amounts withdrawn from a Sub-account of the Guaranteed Maturity Amount Fixed Account, except during the 30 day period after the Guarantee Period expires, will be subject to a Market Value Adjustment. Withdrawals may be subject to income tax and a 10% tax penalty. See "Withdrawals," page __, "Withdrawals or Transfers," page __, and "Taxation of Annuities in General," page __.

DEATH BENEFIT

The Company will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. See "Death Benefit Amount," page __.

INCOME PAYMENTS

You will receive periodic income payments beginning on the Payout Start Date. You may choose among several Income Plans to fit your needs. Income payments may be received for a specified period or for life (either single or joint life), with or without a guaranteed number of payments. You can select income payments that are fixed, variable or a combination of fixed and variable. See "Income Plans," page __.

SUMMARY OF VARIABLE ACCOUNT EXPENSES

The following table illustrates all expenses and fees that you will incur. The expenses and fees set forth in the table are based on charges under the Contracts and on the expenses of the Variable Account and the underlying Funds.

OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)
Sales Load Imposed on Purchases (as a percentage of purchase payments) . . .None Contingent Deferred Sales Charge (as a percentage of purchase payments). . . *

                                                               Applicable Sales
Number of Complete Years Since Purchase                          Charge as
Payment Being Withdrawn was made                                a Percentage
--------------------------------                                ------------
0 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7%
1 year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6%
2 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5%
3 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4%
4 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3%
5 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2%
6 years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1%
7 years or more . . . . . . . . . . . . . . . . . . . . . . . . . .   0%

Transfer Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .   **
Annual Contract Fee . . . . . . . . . . . . . . . . . . . . . . . .   $30***

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)


                                                         Without Optional        With Optional
                                                         Enhanced Death          Enhanced Death
                                                         Benefit Provision       Benefit Provision
Mortality and Expense Risk Charge. . . . . . . . . . . .    1.25%                    1.35%
Administrative Expense Charge. . . . . . . . . . . . . .     .10%                     .10%
Total Variable Account Annual Expenses.. . . . . . . . .    1.35%                    1.45%

* Each Contract Year up to 10% of the Contract Value on the date of the first withdrawal that year may be withdrawn without a contingent deferred sales charge. However, any applicable Market Value Adjustment determined as of the date of withdrawal will apply.

** No charges will be imposed on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $10 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.

*** The annual Contract fee will be waived if total purchase payments as of a Contract Anniversary or upon full withdrawal equal $25,000 or more, or if all purchase payments are allocated to the Fixed Account Options.

         PORTFOLIO EXPENSES (NET OF VOLUNTARY REDUCTIONS AND REIMBURSEMENTS)
                         (AS A PERCENTAGE OF FUND ASSETS)(1)

                                        Advisory             Other            Total Fund
Portfolio                                 Fee              Expenses        Annual Expenses
---------                                 ---              --------        ---------------
Federated Prime Money Fund II            .30%                .50%                .80%
Investment Grade Bond                     .0%                 75%                .75%
Capital Growth                            .0%               1.15%               1.15%
Value Income Stock                       .52%                .43%                .95%
Mid-Cap Equity                           .53%                .62%               1.15%
International Equity                     . 0%               1.60%               1.60%
Small Cap Equity  (2)                     .0%               1.20%               1.20%

(1) Absent voluntary reductions and reimbursements, advisory fees, other expenses and total operating expenses expressed as a percentage of average net assets of each Fund: Federated Prime Money Fund II -- .50%, .50% and 1.00%; Investment Grade Bond Fund -- .74%, .84% and 1.58%; Capital Growth Fund -- 1.15%, .45%, and 1.60%; Value Income Stock Fund -- .80%, .43%, and 1.23%;
Mid-Cap Equity Fund -- 1.15%, .62%, and 1.77%; International Equity Fund -- 1.25%, 1.68% and 2.93%; and Small Cap Equity Fund--1.15%, 1.24%, 2.39%.

(2)  Total expenses are based on estimated amounts for the current year.

EXAMPLE

You (the Owner) would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return under the following circumstances:

If you terminate your Contract at the end of the applicable time period:

(WITHOUT ENHANCED DEATH BENEFIT PROVISION)

PORTFOLIO                                              1 YEAR              3 YEARS            5 YEARS             10 YEARS
---------                                              ------              -------            -------             --------
Federated Prime Money Fund II. . . . . . . . . . .       $77                $106                $138                $257
Investment Grade Bond. . . . . . . . . . . . . . .       $76                $104                $135                $251
Capital Growth . . . . . . . . . . . . . . . . . .       $80                $117                $156                $292
Value Income Stock . . . . . . . . . . . . . . . .       $78                $110                $145                $272
Mid-Cap Equity . . . . . . . . . . . . . . . . . .       $80                $117                $156                $292
International Equity . . . . . . . . . . . . . . .       $85                $130                $178                $337
Small Cap Equity . . . . . . . . . . . . . . . . .       $81                $118                $158                $297

(WITH ENHANCED DEATH BENEFIT PROVISION)

PORTFOLIO                                              1 YEAR              3 YEARS            5 YEARS             10 YEARS
---------                                              ------              -------            -------             --------
Federated Prime Money Fund II. . . . . . . . . . .       $78                $109                $143                $267
Investment Grade Bond. . . . . . . . . . . . . . .       $77                $107                $140                $262
Capital Growth.. . . . . . . . . . . . . . . . . .       $81                $120                $161                $302
Value Income Stock.. . . . . . . . . . . . . . . .       $79                $113                $150                $282
Mid-Cap Equity.. . . . . . . . . . . . . . . . . .       $81                $120                $161                $302
International Equity.. . . . . . . . . . . . . . .       $86                $133                $183                $346
Small Cap Equity . . . . . . . . . . . . . . . . .       $82                $121                $163                $307

If you do not terminate your Contract at the end of the applicable time period:

(WITHOUT ENHANCED DEATH BENEFIT PROVISION)


PORTFOLIO                                              1 YEAR              3 YEARS            5 YEARS             10 YEARS
---------                                              ------              -------            -------             --------
Federated Prime Money Fund II. . . . . . . . . . .       $23                 $70                $120                $257
Investment Grade Bond. . . . . . . . . . . . . . .       $22                 $68                $117                $251
Capital Growth.. . . . . . . . . . . . . . . . . .       $26                 $81                $138                $292
Value Income Stock.. . . . . . . . . . . . . . . .       $24                 $75                $128                $272
Mid-Cap Equity.. . . . . . . . . . . . . . . . . .       $26                 $81                $138                $292
International Equity.. . . . . . . . . . . . . . .       $31                 $95                $161                $337
Small Cap Equity.. . . . . . . . . . . . . . . . .       $27                 $82                $140                $297

(WITH ENHANCED DEATH BENEFIT PROVISION)

PORTFOLIO                                              1 YEAR              3 YEARS            5 YEARS             10 YEARS
---------                                              ------              -------            -------             --------
Federated Prime Money Fund II. . . . . . . . . . .       $24                 $73                $125                $267
Investment Grade Bond. . . . . . . . . . . . . . .       $23                 $72                $122                $262
Capital Growth.. . . . . . . . . . . . . . . . . .       $27                 $84                $143                $302
Value Income Stock.. . . . . . . . . . . . . . . .       $25                 $78                $133                $282
Mid-Cap Equity.. . . . . . . . . . . . . . . . . .       $27                 $84                $143                $302
International Equity.. . . . . . . . . . . . . . .       $32                 $98                $166                $346
Small Cap Equity . . . . . . . . . . . . . . . . .       $28                 $85                $145                $307

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the example is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. Premium taxes are not reflected in the example but may be applicable.

CONDENSED FINANCIAL INFORMATION

                         ACCUMULATION UNIT VALUE AND NUMBER
                       OF ACCUMULATION UNITS OUTSTANDING FOR
                          EACH SUB-ACCOUNT SINCE INCEPTION


                                                                                   FOR THE
                                                                               YEARS BEGINNING
                                                                                JANUARY 1 AND
                                                                              ENDING DECEMBER 31
                                                                              ------------------
                                                                      1995           1996           1997
                                                                      ----           ----           ----
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.000     $   10.052     $   10.429
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 10.052     $   10.429     $   10.796
Number of Units Outstanding, End of Period. . . . . . . . . . . .   132,650        488,506        343,302
INVESTMENT GRADE BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.000     $   10.336     $   10.429
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 10.336     $   10.429     $   11.201
Number of Units Outstanding, End of Period. . . . . . . . . . . .    40,503        506,887        686,193
CAPITAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.000     $   10.661     $   13.105
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 10.661     $   13.015     $   17.533
Number of Units Outstanding, End of Period. . . . . . . . . . . .   103,697      1,680,419      2,788,987
VALUE INCOME STOCK SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.000     $   10.696     $   12.518
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 10.696     $   12.518     $   15.663
Number of Units Outstanding, End of Period. . . . . . . . . . . .   124,596      2,238,993      3,720,163
MID-CAP EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.000     $   10.285     $   11.775
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 10.285     $   11.775     $   14.200
Number of Units Outstanding, End of Period. . . . . . . . . . . .    80,549        959,682      1,354,516
INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .        --     $   10.000     $   10.150
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .        --     $   10.150     $   11.699
Number of Units Outstanding, End of Period. . . . . . . . . . . .        --         97,975        734,936
SMALL CAP EQUITY  SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .        --             --     $   10.000
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .        --             --     $    9.769
Number of Units Outstanding, End of Period. . . . . . . . . . . .        --             --        111,722

All Sub-Accounts commenced operations on October 6, 1995 except for the International Equity Sub-Account which commenced operations on November 7, 1996 and the Small Cap Equity Sub-Account which commenced operations on October 20, 1997. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.25% and an Administrative Expense Charge of 0.10%.

                          ACCUMULATION UNIT VALUE AND NUMBER
                        OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH SUB-ACCOUNT SINCE INCEPTION
                             WITH ENHANCED DEATH BENEFIT

                                                                   FOR THE
                                                               YEARS BEGINNING
                                                                JANUARY 1 AND
                                                              ENDING DECEMBER 31

                                                                     1997
                                                                     ----
FEDERATED PRIME MONEY FUND II SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.432
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 10.789
Number of Units Outstanding, End of Period. . . . . . . . . . . .   240,439
INVESTMENT GRADE BOND SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.432
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 11.193
Number of Units Outstanding, End of Period. . . . . . . . . . . .   187,787
CAPITAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 13.019
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 17.521
Number of Units Outstanding, End of Period. . . . . . . . . . . .   740,401
VALUE INCOME STOCK SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 12.522
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 15.652
Number of Units Outstanding, End of Period. . . . . . . . . . . .   924,002
MID-CAP EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 11.779
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 14.190
Number of Units Outstanding, End of Period. . . . . . . . . . . .   329,187
INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.153
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $ 11.692
Number of Units Outstanding, End of Period. . . . . . . . . . . .   449,359
SMALL CAP EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period. . . . . . . . . . .  $ 10.000
Accumulation Unit Value, End of Period. . . . . . . . . . . . . .  $  9.768
Number of Units Outstanding, End of Period. . . . . . . . . . . .   161,316

The enhanced death benefit option was made available for each Sub-account (except for the Small Cap Equity Sub-account) on May 1, 1997, and for the Small Cap Equity Sub-Account on October 20, 1997. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.35% and an Administrative Expense Charge of .10%.

YIELD AND TOTAL RETURN DISCLOSURE

From time to time the Variable Account may advertise the yield and total return investment performance of one or more of the Variable Sub-accounts. Yield and standardized total return advertisements include charges and expenses attributable to the Contracts. Including these fees has the effect of decreasing the advertised performance of a Sub-account, so that a Sub-account's investment performance will not be directly comparable to that of an ordinary mutual fund.

When a Variable Sub-account advertises its standardized total return it will be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for such periods. Total return is measured by comparing the value of an investment in the Variable Sub-account at the end of the relevant period to the value of the investment at the beginning of the period.

In addition to the standardized total return, the Sub-account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non- standardized total return is measured in the same manner as the standardized total return described above, except that the withdrawal charges under the Contract are not deducted. Therefore, a non-standardized total return for a Sub-account can be higher than a standardized total return for a Sub-account.

Certain Sub-accounts may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period, and then annualized. This figure reflects the recurring charges at the Variable Account level.

The money market Sub-account (the Federated Prime Money Fund II) may advertise its total return, yield or effective yield. Total return represents the change, over a specified period of time, in the value of an investment in that Sub-account after reinvesting all income distributions. The yield refers to the income generated by an investment in that Sub-account over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized, the income earned by an investment in the money market Sub-account (the Federated Prime Money Fund II) is assumed to be reinvested at the end of each seven-day period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

The Variable Account may also disclose yield and total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

Please refer to the Statement of Additional Information for a further description of the method used to calculate a Sub-account's yield and total return.

FINANCIAL STATEMENTS

The financial statements of Glenbrook Life and Annuity Company are on page F-1 of the prospectus. The financial statements of Glenbrook Life and Annuity Company Variable Annuity Account are found in the Statement of Additional Information, which is incorporated by reference into this prospectus and which is available upon request. (See order form on page B-2)

GLENBROOK LIFE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT

GLENBROOK LIFE AND ANNUITY COMPANY

The Company is the issuer of the Contract. The Company is a stock life insurance company which was organized under the insurance laws of the State of Illinois in 1992. The Company was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." The Company is currently licensed to operate in the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate and in which SunTrust Banks, Inc., through its banking subsidiaries, conducts business. The Company's home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend.

The Company and Allstate Life entered into a reinsurance agreement, effective June 5, 1992, under which the Company reinsures substantially all of its business with Allstate Life. Under the reinsurance agreement, Fixed Account purchase payments are automatically transferred to Allstate Life and become invested with the assets of Allstate Life and Allstate Life accepts 100% of the liability under such contracts. However, the obligations of Allstate Life under the reinsurance agreement are to the Company; the Company remains the sole obligor under the Contract to the Owners.

THE VARIABLE ACCOUNT

Established on December 15, 1992, the Glenbrook Life and Annuity Company Variable Annuity Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. However, such registration does not signify that the Commission supervises the management or investment practices or policies of the Variable Account. The investment performance of the Variable Account is entirely independent of both the investment performance of the Company's general account and the performance of any other separate account.

The Variable Account has been divided into seven Sub-accounts, each of which invests solely in its corresponding portfolio of the STI Classic Variable Trust and Federated Prime Money Fund II. Additional Variable Sub-accounts may be added at the discretion of the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

The assets of the Variable Account are held separately from the other assets of the Company. They are not chargeable with liabilities incurred in the Company's other business operations. Accordingly, the income, capital gains and capital losses, realized or unrealized, incurred on the assets of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the income, capital gains or capital losses arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

THE FUNDS

The Variable Account currently invest in shares of the Funds. The Funds are registered with the Securities and Exchange Commission as open-end, diversified management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the Securities and Exchange Commission. The Funds are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Contracts.

Shares of the portfolios of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THE STI CLASSIC VARIABLE TRUST

The STI Classic Variable Trust offers six portfolios for use under the Contract: the Investment Grade Bond portfolio, the Capital Growth portfolio, the Value Income Stock portfolio, the Mid-Cap Equity portfolio, the International Equity portfolio and the Small Cap Equity portfolio. Each portfolio has different investment objectives and policies and operates as a separate investment fund.

The Investment Grade Bond portfolio seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

The Capital Growth portfolio seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which in the advisor's opinion are undervalued in the marketplace at the time of purchase.

The Value Income Stock portfolio seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The Mid-Cap Equity portfolio seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-sized companies with above-average growth of earnings. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

The International Equity portfolio seeks to provide long term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

The Small Cap Equity portfolio seeks to provide capital appreciation with a secondary goal of achieving current income by investing primarily in equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisor's opinion, are undervalued for above-average capital growth.


THE FEDERATED PRIME MONEY FUND II, A PORTFOLIO OF FEDERATED INSURANCE SERIES

The investment objective of the Federated Prime Money Fund II is to provide current income consistent with the stability of principal and liquidity. Federated Prime Money Fund II pursues this objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

The Federated Prime Money Fund II attempts to maintain a stable net asset value of $1.00 per share; however, an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will maintain a stable $1.00 per share price.

INVESTMENT ADVISORS FOR THE PORTFOLIOS

STI Capital Management, N.A. ("STI Capital") serves as advisor to the Investment Grade Bond, Capital Growth, Value Income Stock, Mid-Cap Equity, International Equity and Small Cap Equity portfolios. STI Capital is an indirect wholly owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $67.4 billion as of December 31, 1997.

STI Capital, as advisor, makes the investment decisions for the assets of the portfolios it advises and continuously reviews, supervises and administers the respective portfolio's investment program. STI Capital charges the portfolios an investment management fee. These fees are part of the portfolios' operating expenses. See the attached prospectus for the STI Classic Variable Trust for a discussion of the Fund's expenses.

The investment advisor for the Federated Prime Money Fund II is Federated Advisers. Federated Advisers is a subsidiary of Federated Investors, which services assets of over $120 billion as of December 31, 1997. See the attached prospectus for Federated Prime Money Fund II for a discussion of the Fund's expenses.

There is no assurance that the portfolios in each Fund will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the portfolios can be found in the current prospectus for each Fund accompanying this prospectus.

You will find more complete information about each Fund, including the risks associated with each portfolio, in the accompanying prospectuses. You should read the prospectus for each Fund in conjunction with this prospectus.

THE PROSPECTUS OF EACH FUND SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

FIXED ACCOUNT OPTIONS

THE STANDARD FIXED ACCOUNT AND DOLLAR COST AVERAGING FIXED ACCOUNT

Monies allocated to the Standard Fixed Account and the Dollar Cost Averaging ("DCA") Fixed Account become part of the general account of the Company, which supports insurance and annuity obligations. The general account consists of the general assets of the Company other than those in segregated asset accounts.

Instead of you bearing the investment risk, as is the case for amounts in the Variable Account or in other segregated asset accounts of the Company, we bear the investment risk for all amounts in the Standard Fixed Account and the DCA Fixed Account. We have sole discretion to invest the assets of the Standard Fixed Account and DCA Fixed Account, subject to applicable law. We guarantee that the amounts allocated to the Standard Fixed Account and DCA Fixed Account will be credited interest at a net effective annual interest rate at least equal to the minimum guaranteed rate found in the Contract. Currently, the amount of interest credited in excess of the guaranteed rate will vary periodically at the sole discretion of the Company. Any interest held in the Standard Fixed Account and DCA Fixed Account does not entitle an Owner to share in the investment experience of the general account.

Purchase payments and transfers allocated to the Standard Fixed Account earns interest for a one year period at the current rate in effect at the time of allocation. After the one year period, a renewal rate will be declared. Subsequent renewal dates will be every twelve months for each payment or transfer. The renewal interest rate will be guaranteed by us for a full year and will not be less than the minimum guaranteed rate found in the Contract.

Purchase payments may be allocated to the DCA Fixed Account for the purpose of establishing a DCA Program. Money allocated to the DCA Fixed Account earns interest for up to a one year period at the current annual rate in effect at the time of allocation. For each purchase payment, the minimum amount that may be allocated to the DCA Fixed Account is $5,000. The Company reserves the right to
reduce the minimum allocation amount.   Each purchase payment and all its
earnings must be transferred out of the DCA Fixed Account via Dollar Cost Averaging within the selected program period. The number of monthly installments must be no less than 3 or more than 12. If You discontinue the DCA program before the end of the transfer period, the remaining balance in the DCA Fixed Account will be transferred to the Standard Fixed Account. The DCA Fixed Account may not be available in all states.

We may declare more than one interest rate for different monies based upon the date of allocation to the Standard Fixed Account and the DCA Fixed Account. For current interest rate information, please contact your sales representative or the Company's customer support unit at 1-800/453-6038.

Amounts may be transferred from the Sub-accounts of the Variable Account to the Standard Fixed Account, and prior to the Payout Start Date, amounts may also be transferred from the Standard Fixed Account to any other Investment Alternative.

The maximum amount in any Contract Year which may be transferred from the Standard Fixed Account to any other Investment Alternative is limited to the greater of (1) 25% of the value in the Standard Fixed Account as of the most recent Contract Anniversary; if 25% of the value as of the most recent Contract Anniversary is less than $1,000, then up to $1,000 may be transferred; or (2) 25% of the sum of all purchase payments and transfers to the Standard Fixed Account as of the most recent Contract Anniversary.

After the Payout Start Date no transfers may be made from the Fixed Account Options. Transfers from the Variable Account to the Standard Fixed Account may not be made for six months after the Payout Start Date and may be made thereafter only once every six months.

Full and partial withdrawals from the Standard Fixed Account and DCA Fixed Account may be delayed for up to six months.


THE GUARANTEED MATURITY AMOUNT FIXED ACCOUNT

Purchase payments and transfers allocated to one or more of the Sub-accounts of the Guaranteed Maturity Amount Fixed Account become part of the general account of the Company. Each Sub-account offers a separate interest rate Guarantee Period. Guarantee Periods will be offered at the Company's discretion and may range from one to ten years. Presently, the Company offers Guarantee Periods of three, five, seven and ten years. The Owner must select the Sub-account(s) in which to allocate each purchase payment and transfer. No less than $50 may be allocated to any one Sub-account. The Company reserves the right to limit the number of additional purchase payments.

Interest is credited daily to each Sub-account at a rate which compounds to the effective annual interest rate declared for each Sub-account's Guarantee Period that has been selected. The effective annual interest rate will never be less than the minimum guaranteed rate, as found in the Contract.

The following example illustrates how the Sub-account value for a Sub-account of the Guaranteed Maturity Amount Fixed Account would grow given an assumed purchase payment, Guarantee Period, and effective annual interest rate:

EXAMPLE OF INTEREST CREDITING DURING THE GUARANTEE PERIOD

Purchase Payment:. . . . . . . . . . . . . . . . . . . . . .     $10,000.00
Guarantee Period:. . . . . . . . . . . . . . . . . . . . . .       5 years
Effective Annual Rate: . . . . . . . . . . . . . . . . . . .        4.50%



                                                            END OF CONTRACT YEAR:

                                                     YEAR 1         YEAR 2        YEAR 3        YEAR 4          YEAR 5
                                                     ------         ------        ------        ------          ------
Beginning Sub-Account Value                       $10,000.00
X (1 + Effective Annual Rate)                         1.0450
                                                      ------
                                                  $10,450.00

Sub-Account Value at end of Contract                             $10,450.00
year 1 X (1 + Effective Annual Rate)                                 1.0450
                                                                     ------
                                                                 $10,920.25

Sub-Account Value at end of Contract                                            $10,920.25
year 2 X (1 + Effective Annual Rate)                                                1.0450
                                                                                    ------
                                                                                $11,411.66

Sub-Account Value at end of Contract                                                           $11,411.66
year 3 X (1 + Effective Annual Rate)                                                               1.0450
                                                                                                   ------
                                                                                               $11,925.19
Sub-Account Value at end of Contract                                                                          $11,925.19
year 4 X (1 + Effective Annual Rate)                                                                              1.0450
                                                                                                                  ------

Sub-Account Value at end of Guarantee
Period:                                                                                                       $12,461.82
                                                                                                              ----------

TOTAL INTEREST CREDITED IN GUARANTEE PERIOD: $2,461.82 ($12,461.82 - $10,000.00)

NOTE: The above illustration assumes no withdrawals of any amount during the entire five year period. A Market Value Adjustment would apply to any such interim withdrawal. A withdrawal charge may apply to any amount withdrawn in excess of 10% of the Contract Value on the date of the first withdrawal in a Contract Year. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate as found in the Contract.

The Company has no specific formula for determining the rate of interest that it will declare initially or in the future. Such interest rates will be reflective of investment returns available at the time of the determination. In addition, the management of the Company may also consider various other factors in determining interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends, and competitive factors. For current interest rate information, please contact your sales representative or the Company's customer support unit at 1-800/453-6038.

THE MANAGEMENT OF THE COMPANY WILL MAKE THE FINAL DETERMINATION AS TO THE INTEREST RATES TO BE DECLARED. THE COMPANY CAN NEITHER PREDICT NOR GUARANTEE FUTURE INTEREST RATES TO BE DECLARED.

At the end of a Guarantee Period, a notice will be mailed to the Owner outlining the options available at the end of a Guarantee Period. During the 30 day period after a Guarantee Period expires the Owner may:

          - take no action and the Company will automatically renew the Sub-account value to a Guarantee Period of the same duration to be established on the day the previous Guaranteed Period expired; or

          - notify the Company to apply the Sub-account value to a new Guarantee Period or periods to be established on the day the previous Guarantee Period expired; or

          - notify the Company to apply the Sub-account value to the Standard Fixed Account to be established on the day the Guarantee Period expired; or

          - notify the Company to apply the Sub-account value to any Sub-accounts of the Variable Account on the day we receive the notification; or

          - receive a portion of the Sub-account value or the entire Sub-account value through a partial or full withdrawal that is not subject to a Market Value Adjustment. In this case, the Sub-Account will be deemed to have been renewed for the same Guarantee Period as the one that just expired with current interest credited from the date the Guarantee Period expired.

The Automatic Laddering Program allows the Owner to choose, in advance, one renewal Guarantee Period for all renewing Sub-accounts. The Owner can select the Automatic Laddering Program at any time during the accumulation phase, including on the issue date. The Automatic Laddering Program will continue until the Owner gives written notice to the Company. The Company reserves the right to discontinue this program. For additional information on the Automatic Laddering Program, please call the Company's Customer Service unit at 1-800/453-6038.

WITHDRAWALS OR TRANSFERS

All withdrawals and transfers, from a Sub-account of the Guaranteed Maturity Amount Fixed Account other than during the 30 day period after a Guarantee Period expires are subject to a Market Value Adjustment.

The main component in determining the amount received by the Owner is the amount which was requested; however, there may be adjustments to the requested amount. A withdrawal charge may reduce the amount received. A Market Value Adjustment may apply which would reduce or increase the amount received. Premium taxes and federal income tax withholding and penalties may also apply, which would reduce the amount received.


The amount received by the Owner under a withdrawal request equals the amount requested, adjusted by any Market Value Adjustment, less any applicable withdrawal charge (based upon the amount requested prior to any Market Value Adjustment), less premium taxes and withholding (if applicable).

Amounts may be transferred from the Sub-accounts of the Variable Account to the Guaranteed Maturity Amount Fixed Account, and prior to the Payout Start Date, amounts may also be transferred from the Guaranteed Maturity Amount Fixed Account to any other Investment Alternative.

After the Payout Start Date no transfers may be made from the Fixed Account Options. Transfers from the Variable Account to the Guaranteed Maturity Amount Fixed Account may not be made for six months after the Payout Start Date and may be made thereafter only once every six months.

Full and partial withdrawals from the Guaranteed Maturity Amount Fixed Account may be delayed for up to six months.

MARKET VALUE ADJUSTMENT

The Market Value Adjustment reflects the relationship between (1) the current effective annual interest rate for the time remaining in the Guarantee Period at the time of the request for withdrawal or transfer, or when money is applied to an Income Plan, and (2) the effective annual interest rate guaranteed for that Sub-account. Since current interest rates are based, in part, upon investment yields available at the time, the effect of the Market Value Adjustment will be closely related to the levels of such yields. As such, the Owner bears some investment risk under the Contract.

It is possible, therefore, that should investment yields increase significantly from the time the purchase payment was made, the Market Value Adjustment, withdrawal charge, premium taxes and withholding (if applicable), would reduce the amount received by the Owner upon full withdrawal of the Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the effective annual interest rate for the Guarantee Period is lower than the applicable current effective annual interest rate (interest rate for a period equal to the time remaining in the Sub-account), then the Market Value Adjustment will result in a lower amount payable to the Owner. Similarly, if the effective annual interest rate for the Guarantee Period is higher than the applicable current effective annual interest rate, then the Market Value Adjustment will result in a higher amount payable to the Owner.

For example, assume the Owner purchases a Contract and selects an initial Guarantee Period of five years and the Company's effective annual rate for that duration is 4.50%. Assume that at the end of 3 years, the Owner makes a partial withdrawal. If, at that later time, the current interest rate for a 2 year Guarantee Period is 4.00%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to the Owner. Similarly, if the current interest rate for the 2 year Guarantee Period is 5.00%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to the Owner.

The formula for calculating the Market Value Adjustment is set forth in Appendix A to this prospectus, which also contains additional illustrations of the application of the Market Value Adjustment.

PURCHASE OF THE CONTRACTS

PURCHASE PAYMENT LIMITS

Your first purchase payment must be at least $3,000 unless the Contract is a qualified Contract, in which case the first purchase payment must be at least $2,000. All subsequent purchase payments must be $50 or more and may be made at any time prior to the earlier of the Payout Start Date or your 86th birthday. Subsequent purchase payments may also be made from your bank account by automatic transfer.

We reserve the right to limit the amount of purchase payments we will accept.

FREE-LOOK PERIOD

You may cancel the Contract any time within 20 days after receipt of the Contract, or longer if required by state law, and receive a full refund of purchase payments allocated to any Fixed Account Option. Unless a refund of purchase payments is required by state or federal law, purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation.

CREDITING OF PURCHASE PAYMENTS

The initial purchase payment accompanied by a duly completed application will be credited to the Contract within two business days of receipt by us at our home office. If an application is not duly completed, we will credit the purchase payments to the Contract within five business days or return it at that time unless you specifically consent to us holding the purchase payment until the application is complete. We reserve the right to reject any application. Subsequent purchase payments will be credited to the Contract at the close of the Valuation Period in which the purchase payment is received by the Company at its home office.

ALLOCATION OF PURCHASE PAYMENTS

On the application, you instruct us how to allocate the purchase payment among the Investment Alternatives. Purchase payments may be allocated in whole percents, from 0% to 100% (total allocation equals 100%) or in exact dollar amounts, to any Investment Alternative. Unless you notify us in writing otherwise, subsequent purchase payments are allocated according to the allocation for the previous purchase payment. Any change in allocation instructions will be effective at the time we receive the notice in good order.

ACCUMULATION UNITS

Each purchase payment allocated to the Variable Account will be credited to the Contract as Accumulation Units. For example, if a $10,000 purchase payment is credited to the Contract when the Accumulation Unit value equals $10, then 1,000 Accumulation Units would be credited to the Contract. The Variable Account, in turn, purchases shares of the corresponding portfolio.

For a brief summary of how purchase payments allocated to the Fixed Account are credited to the Contract, see "Fixed Account Options" on page __.

ACCUMULATION UNIT VALUE

The Accumulation Units of the various Sub-accounts of the Variable Account are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares purchased by each Variable Sub-account and the deduction of certain expenses and charges.

The value of an Accumulation Unit in a Variable Sub-account for any Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

Prior to the Payout Start Date, you may transfer amounts among Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year. Transfers to or from more than one fund on the same day are treated as one transfer. The Company is presently waiving this charge. Transfers among Variable Sub-accounts before the Payout Start Date may be made at any time. See "Withdrawals or Transfers," page __ for the requirements on transfers from the Fixed Account.

After the Payout Start Date, transfers among Sub-accounts of the Variable Account, or from the Variable Account to a Fixed Account option may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, transfers from the Fixed Account Options are not allowed.

Transfers may be made pursuant to telephone instructions if the Owner completes the telephone authorization form on the application or another form provided by the Company. Telephone transfer requests will be accepted by the Company if received at 1-800/453-6038 by 3:00 p.m., Central Time. Telephone transfer requests received before 3:00 p.m., Central Time are effected at the Contract Value next computed after receipt of the request. If telephone transfers are not authorized, transfer requests must be in writing, on a form provided by the Company. In the event that the New York Stock Exchange ("NYSE") closes early, I.E., before 3:00 p.m. Central Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, telephone transfer requests will be processed by the Company as of the close of the NYSE on that particular day. Telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE will not be accepted by the Company.

The Company utilizes procedures which the Company believes will provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, the Company disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if the Company does not take reasonable steps to help ensure that such authorizations are valid, the Company may be liable for such losses.

The Company reserves the right to waive the transfer restrictions.

DOLLAR COST AVERAGING

Transfers may be made automatically through Dollar Cost Averaging prior to the Payout Start Date. Dollar Cost Averaging permits the Owner to transfer a specified amount every month from any Sub-account of the Variable Account, the Standard Fixed Account or the DCA Fixed Account, to any other Sub-account of the Variable Account. Dollar Cost Averaging cannot be used to transfer amounts to a Fixed Account option. Transfers made through Dollar Cost Averaging are not assessed a $10 charge and are not counted towards the 12 free transfers per Contract Year.

The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market.

AUTOMATIC PORTFOLIO REBALANCING

Transfers may be made automatically through Automatic Portfolio Rebalancing prior to the Payout Start Date. By electing Automatic Portfolio Rebalancing, all of the money allocated to Sub-accounts of the Variable Account will be rebalanced to the desired allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, money will be transferred among Sub-accounts of the Variable Account to achieve the desired allocation.

The desired allocation will be the allocation initially selected, unless subsequently changed. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs prior to receipt of the written request.

Transfers made through Automatic Portfolio Rebalancing are not assessed a $10 charge and are not counted towards the 12 free transfers per Contract Year.

Any money allocated to a Fixed Account Option will not be included in the Automatic Portfolio Rebalancing.

BENEFITS UNDER THE CONTRACT

WITHDRAWALS

You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (the Annuitant if the Owner is not a natural person) or the Payout Start Date. The amount payable for withdrawal is the Contract Value next computed after the Company receives the request for a withdrawal at its home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. Withdrawals from the Variable Account will be paid within seven days of receipt of the request, subject to postponement in certain circumstances. Full and partial withdrawals from the Fixed Account options may be delayed for up to six months. See "Delay of Payments," page __.

Money can be withdrawn from the Variable Account or the Fixed Account Options. To complete the partial withdrawal from the Variable Account, the Company will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. The Owner must name the Investment Alternative from which the withdrawal is to be made. If none is named, then the withdrawal request is incomplete and cannot be honored.

The minimum partial withdrawal is $50. If the Contract Value after a partial withdrawal would be less than $2,000, then the Company will treat the request as one for a termination of the Contract and the entire Contract Value, adjusted by any Market Value Adjustment, less any charges and premium taxes, will be paid out. The Company will, however, require confirmation of the withdrawal request before terminating the Contract.

Partial withdrawals may also be taken automatically through Systematic Withdrawals on a monthly, quarterly, semi-annual or annual basis. Systematic Withdrawals of $50 or more may be requested at any time prior to the Payout Start Date. At the Company's discretion, Systematic Withdrawals may not be offered in conjunction with Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Withdrawals and surrenders may be subject to income tax and a 10% tax penalty, which are explained in "Federal Tax Matters," on page __.

After the Payout Start Date, withdrawals are only permitted when payments from the Variable Account are being made that do not involve life contingencies. In that case, you may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments due, less any applicable withdrawal charge.


PAYOUT START DATE FOR INCOME PAYMENTS

The Payout Start Date is the day that money is applied to an Income Plan. You may change the Payout Start Date at any time by notifying the Company in writing of the change at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be (a) at least one month after the Issue Date; and (b) no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.

AMOUNT OF VARIABLE ACCOUNT INCOME PAYMENTS

The amount of Variable Account income payments depends upon the investment experience of the Sub-accounts selected by the Owner and any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. The Company guarantees that the amount of the income payment will not be affected by (1) actual mortality experience and (2) the amount of the Company's administration expenses.

The total income payments received may be more or less than the total purchase payments made because (a) Variable Account income payments vary with the investment results of the underlying portfolios, and (b) Annuitants may not live as long as, or may live longer than, expected.

If the actual net investment experience of the Variable Account is less than the assumed investment rate, then the dollar amount of the income payments will decrease. The dollar amount of the income payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the income payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the Variable Account income payments, the assumed investment rate is 3 percent.

AMOUNT OF FIXED ACCOUNT INCOME PAYMENTS

Income payment amounts derived from any Fixed Account Option are guaranteed for the duration of the Income Plan. The income payment based upon any Fixed Account Option is calculated by applying the portion of the Contract Value in any Fixed Account Option on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the income payment table selected or such other value as we are offering at that time.

INCOME PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different benefit payments to men and women of the same age (except in states which require unisex annuity tables). Nevertheless, in accordance with the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS, in certain employment-related situations, annuity tables that do not vary on the basis of sex may be used. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, consideration should be given, in consultation with legal counsel, to the impact of NORRIS on any such plan before making any contributions under these Contracts.

The Income Plan option selected will affect the dollar amount of each income payment. For example, if an Income Plan Guaranteed for Life is chosen, the income payments will be greater than income payments under an Income Plan for a Minimum Specified Period and guaranteed thereafter for life.

You may elect income payments based on any Fixed Account Option and/or the Variable Account. The Owner may change the Income Plan until 30 days before the Payout Start Date. If an Income Plan is chosen which depends on the Annuitant or Joint Annuitant's life, proof of age will be required before income payments begin. Applicable premium taxes will be assessed. The Income Plans include:

     INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as either the Annuitant or Joint Annuitant, named at the time of Income Plan selection, is living. If both the Annuitant and the Joint Annuitant die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD

     The Company will make payments for a specified period beginning on the Payout Start Date. These payments do not depend on the Annuitant's life.

The number of months guaranteed may be from 60 to 360. The mortality and expense risk charge will be deducted from Variable Account payments even though the Company does not bear any mortality risk under the Income Plan chosen. If Income Plan 3 is chosen and the proceeds are derived from the Variable Account, you may terminate the Contract at any time by notifying the Company in writing and you will receive the Contract Value within seven days; however, a withdrawal charge may apply if this occurs.

In the event that an Income Plan is not selected, the Company will make income payments in accordance with Income Plan 1 with Guaranteed Payments for 120 Months. At the Company's discretion, other Income Plans may be available upon request. The Company currently uses sex-distinct annuity tables. However, if legislation is passed by Congress or the states, the Company reserves the right to use income payment tables which do not distinguish on the basis of sex. Special rules and limitations may apply to certain qualified contracts.

If the Contract Value to be applied to an Income Plan is less than $2,000, or if the monthly payments determined under the Income Plan are less than $20, the Company may pay the Contract Value adjusted by any Market Value Adjustment less any applicable taxes in a lump sum or change the payment frequency to an interval which results in income payments of at least $20.

DEATH BENEFIT PAYABLE

We will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. The death benefit is paid to the Owner as determined immediately after the death. This would be a surviving joint Owner or, if none, the Beneficiary.

If the Annuitant and Joint Annuitant, if applicable, die after the Payout Start Date, the Company will continue to pay the remainder of any guaranteed payments to the Owner.

DEATH BENEFIT AMOUNT

THE FOLLOWING INFORMATION IS APPLICABLE TO CONTRACTS ISSUED PRIOR TO MAY 1,
1997:

Prior to the Payout Start Date, the death benefit before any Market Value Adjustment is equal to the greater of:

(a) the Contract Value as of the date the Company receives a complete request for payment of the death benefit, or

(b) for each previous Death Benefit Anniversary, the Contract Value at that anniversary; plus any purchase payments made since that anniversary; minus any amounts the Company paid the Owner (including income tax we withheld from you) since that anniversary.

A Death Benefit Anniversary is every seventh Contract Anniversary beginning with the issue date. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

The death benefit will be adjusted by any applicable Market Value Adjustment as of the date the Company determines the death benefit. The death benefit will never be less than the sum of all purchase payments less any amounts previously paid to the Owner (including income tax withholding).

THE FOLLOWING INFORMATION IS APPLICABLE TO CONTRACTS ISSUED ON OR AFTER MAY 1, 1997

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

     (a) the Contract Value as of the date the Company receives a complete request for payment of the death benefit, or

     (b) the Settlement Value on the date the Company receives a complete request for payment of the death benefit, or

     (c) the Contract Value on each Death Benefit Anniversary prior to the date the Company receives a complete request for payment of the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary.

The adjustment is equal to (a) divided by (b) and the result multiplied by (c) where:

     (a) is the withdrawal amount

     (b) is the Contract Value immediately prior to the withdrawal, and

     (c) is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

A Death Benefit Anniversary is every seventh Contract Anniversary beginning with the issue date. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries. Death Benefit Anniversary values will be calculated until the oldest Owner, or the Annuitant if the Owner is not a natural person, attains age 80.

For Contracts with the Enhanced Death Benefit option, the death benefit will be the greatest of (a) through (c) above, or

  (d) the Enhanced Death Benefit.

  The Enhanced Death Benefit option is:

     The greatest of the Anniversary Values as of the date we determine the death benefit. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that anniversary and reduced by an adjustment for any partial withdrawals since that anniversary.

   The adjustment is equal to (a) divided by (b), and the result is multiplied by (c) where:

     (a) is the withdrawal amount.

     (b) is the Contract Value immediately prior to the withdrawal.

     (c) is the Contract Value on that Contract Anniversary adjusted by any prior purchase payments and withdrawals since that Contract Anniversary.

     Anniversary values will be calculated for each Contract Anniversary prior to the oldest Owner's or the Annuitant's, if the Owner is not a natural person, 80th birthday. The Enhanced Death Benefit Option will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.

DEATH BENEFIT PAYMENT PROVISIONS

THE FOLLOWING INFORMATION IS APPLICABLE TO CONTRACTS ISSUED PRIOR TO MAY 1,
1997:

The Owner eligible to receive death benefits has the following options:

1. If the Owner eligible to receive the death benefit is not a natural person, then the Owner must receive the death benefit in a lump sum within five years of the Date of Death.

2. Otherwise, within 60 days of the date when the death benefit is calculated, the Owner may elect to receive the death benefit under an Income Plan or in a lump sum.

Payments from the Income Plan must begin within one-year of the Date of Death and must be payable throughout:

-the life of the Owner; or

     -a period not to exceed the life expectancy of the Owner; or

     -the life of the Owner with payments guaranteed for a period not to exceed the life expectancy of the Owner.

Any death benefit payable in a lump sum must be paid within five years of the date of death. If no election is made, funds will be distributed at the end of the five year period.

3. If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. If the Contract is continued in the accumulation phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

THE FOLLOWING INFORMATION IS APPLICABLE TO CONTRACTS ISSUED ON OR AFTER MAY 1, 1997:

A death benefit will be paid: 1) if the Owner elects to receive the death benefit distributed in a single payment within 180 days of the date of death, and 2) if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the Settlement Value will be paid. The Company is currently waiving the 180 day limit. The Company reserves the right to enforce the limitation in the future. In any event, the entire value of the Contract must be distributed within five (5) years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the following provisions.

If the Owner eligible to receive the distribution upon death is not a natural person, the Owner may elect to receive the distribution upon death in one or more distributions.

If the Owner is a natural person, the Owner may elect to receive the distribution upon death either in one or more distributions or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

          -    the life of the Owner; or

          -    a period not to exceed the life expectancy of the Owner; or

          - the life of the Owner with payments guaranteed to a period not to exceed the life expectancy of the Owner.

If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

No deductions are made from purchase payments. Therefore, the full amount of every purchase payment is invested in the Investment Alternative(s).

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (the Annuitant if the Owner is not a natural person) or the Payout Start Date.

There are no withdrawal charges on amounts withdrawn up to 10% of the Contract Value on the date of the first withdrawal in a Contract Year. Amounts withdrawn in excess of this may be subject to a withdrawal charge. Amounts not subject to a withdrawal charge and not withdrawn in a Contract Year are not carried over to later Contract Years. Withdrawal charges, if applicable, will be deducted from the amount paid.

Free withdrawals and other partial withdrawals will be allocated on a first in, first out basis to purchase payments. For purposes of calculating the amount of the withdrawal charge, withdrawals are assumed to come from purchase payments first, beginning with the oldest payment. Withdrawals made after all purchase payments have been withdrawn will not be subject to a withdrawal charge. For partial withdrawals, the amount of payment received by the Owner less any market value adjustment, any withdrawal charge, and any applicable taxes, will be deducted from the Contract Value.

Withdrawal charges will be applied to amounts withdrawn in excess of 10% of the Contract Value as set forth below:

COMPLETE YEARS SINCE                                    APPLICABLE
PURCHASE PAYMENT BEING                                  WITHDRAWAL
WITHDRAWN WAS MADE                                      CHARGE PERCENTAGE
------------------                                      -----------------
0 years . . . . . . . . . . . . . . . . . . . . . . . .     7%
1 year. . . . . . . . . . . . . . . . . . . . . . . . .     6%
2 years . . . . . . . . . . . . . . . . . . . . . . . .     5%
3 years . . . . . . . . . . . . . . . . . . . . . . . .     4%
4 years . . . . . . . . . . . . . . . . . . . . . . . .     3%
5 years . . . . . . . . . . . . . . . . . . . . . . . .     2%
6 years . . . . . . . . . . . . . . . . . . . . . . . .     1%
7 Years or more . . . . . . . . . . . . . . . . . . . .     0%

Withdrawal charges will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts.

In addition, federal and state income tax may be withheld from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty. See "Federal Tax Matters," page __.

The Company will waive any withdrawal charge prior to the Payout Start Date if at least 30 days after the Contract Date any Owner (or Annuitant if the Owner is not a natural person) 1) is first confined to a long term care facility or hospital for at least 90 consecutive days, confinement is prescribed by a physician and is medically necessary, and the request for a withdrawal and adequate written proof of confinement are received by the Company no later than 90 days after discharge; or, 2) is first diagnosed by a physician as having a terminal illness and a request for a withdrawal and adequate proof of diagnosis are received by the Company. In addition, the withdrawal charge will be waived on withdrawals taken to satisfy IRS Required Minimum Distribution Rules for this Contract.

You may also request a one time waiver of withdrawal charges on a partial or full withdrawal if (a) You become unemployed at least one year past the issue date of the Contract; (b) You receive unemployment compensation for at least 30 straight days as a result of that unemployment; and (c) this benefit is exercised within 180 days of Your initial receipt of unemployment compensation. Please see Your Contract for additional details. This benefit may not be available in all states.

CONTRACT MAINTENANCE CHARGE

A contract maintenance charge is deducted annually from the Contract Value to reimburse the Company for its actual costs in maintaining each Contract and the Variable Account. The Company guarantees that the amount of this charge will not exceed $30 per Contract Year over the life of the Contract. This charge will be waived if the total purchase payments are $25,000 or more or if all money is allocated to the Fixed Account Options on the Contract Anniversary.

Maintenance costs include but are not limited to expenses incurred in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit and Annuity Unit values; and issuing reports to Owners and regulatory agencies.

The contract maintenance charge will be deducted from the Contract Value invested in each Sub-account of the Variable Account on each Contract Anniversary prior to the Payout Start Date. The contract maintenance charge will not be deducted from the Fixed Account options. The amount deducted for the contract maintenance charge will be in the same proportion that the Owner's value in each bears to the total value in all Sub-accounts of the Variable Account. After the Payout Start Date, a pro rata share of the annual contract maintenance charge will be deducted from each income payment. For example, 1/12 of the $30, or $2.50, will be deducted if there are twelve income payments during the Contract Year. The portion of the contract maintenance charge proportional to the part of the Contract Year elapsed will be deducted from the amount paid upon termination of the Contract.

ADMINISTRATIVE EXPENSE CHARGE

The Company will deduct an administrative expense charge which is equal, on an annual basis, to .10% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. This charge is designed to cover actual administrative expenses which exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract.

MORTALITY AND EXPENSE RISK CHARGE

The Company will deduct a mortality and expense risk charge which is equal, on an annual basis, to 1.25% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. The Company estimates that .85% is attributable to the assumption of mortality risks and .40% is attributable to the assumption of expense risks. For Contracts with the Enhanced Death Benefit provision, the mortality and expense risk charge will be deducted daily, at a rate equal on an annual basis, to 1.35% of the daily net assets in the Variable Account. The assessment of the additional .10% for the Enhanced Death Benefit is attributed to the assumption of additional mortality risks. The Company guarantees that the percentage for this charge will not increase over the life of the Contract.

The mortality risk arises from the Company's guarantee to cover all death benefits and to make income payments in accordance with the Income Plan selected and the Income Payment Tables.

The expense risk arises from the possibility that the contract maintenance and administrative expense charge, both of which are guaranteed not to increase, will be insufficient to cover actual administrative expenses.

PREMIUM TAXES

The Company will deduct applicable state premium taxes or other similar policyholder taxes relative to the Contract (collectively referred to as "premium taxes") either at the Payout Start Date, or when a total withdrawal occurs. Current premium tax rates range from 0 to 3.5%. The Company reserves the right to deduct premium taxes from the purchase payments.

At the Payout Start Date, the charge for premium taxes will be deducted from each Investment Alternative in the proportion that the Owner's value in the Investment Alternative bears to the total Contract Value.

TRANSFER CHARGES

The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year, excluding transfers through Dollar Cost Averaging and Automatic Portfolio Rebalancing. The Company is presently waiving this charge.

FUND EXPENSES

A complete description of the expenses and deductions from the portfolios in each Fund is found in the prospectus for each Fund, which accompanies this prospectus.

GENERAL MATTERS

OWNER

The Owner has the sole right to exercise all rights and privileges under the Contract, except as otherwise provided in the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person.

ANNUITANT

If the Owner is a natural person, the Owner may change the Annuitant prior to the Payout Start Date. The Annuitant must be a natural person. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be: a) the youngest Owner, otherwise (b) the youngest Beneficiary.

BENEFICIARY

Subject to the terms of any irrevocable Beneficiary designation, the Owner may change the Beneficiary at any time by notifying the Company in writing. Any change will be effective at the time it is signed by the Owner, whether or not the Annuitant is living when the change is received by the Company. The Company will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

Unless otherwise provided in the Beneficiary designation, if any Beneficiary predeceases the Owner, the new Beneficiary will be: the Owner's spouse if living; otherwise, the Owner's children, equally, if living; otherwise, the Owner's estate. Multiple Beneficiaries may be named. Unless otherwise provided in the Beneficiary designation, if more than one Beneficiary survives the Owner, the surviving Beneficiaries will share equally in any amounts due.

ASSIGNMENTS

The Company will not honor an assignment of an interest in a Contract as collateral or security for a loan. Otherwise, the Owner may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. No assignment will bind the Company unless it is signed by the Owner and filed with the Company. The Company is not responsible for the validity of an assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments.

DELAY OF PAYMENTS

Payment of any amounts due from the Variable Account under the Contract will occur within seven days, unless:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.  An emergency exists as defined by the Securities and Exchange Commission; or

3. The Securities and Exchange Commission permits delay for the protection of the Owners.

Payments or transfers from the Fixed Account Options may be delayed for up to 6 months. If payment or transfer is delayed for 30 days or more, the Company will pay interest as required by applicable law.

MODIFICATION

The Company may not modify the Contract without the consent of the Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or any changes required by the Code or by any other applicable law.

CUSTOMER INQUIRIES

The Owner or any persons interested in the Contract may make inquiries regarding the Contract by calling or writing your representative or:

GLENBROOK LIFE AND ANNUITY COMPANY
3100 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062
1-800/453-6038

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL

Generally, an annuity contract owner is not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where (1) the owner is a natural person, (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (3) the issuing insurance company, instead of the annuity owner, is considered the owner for federal income tax purposes of any separate account assets funding the contract.

NON-NATURAL OWNERS

As a general rule, annuity contracts owned by non-natural persons are not treated as annuity contracts for federal income tax purposes and the income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. There are several exceptions to the general rule for contracts owned by non-natural persons which are discussed in the Statement of Additional Information.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among Sub-accounts of a variable account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, Treasury announced that guidance would be issued in the future regarding the extent that owners could direct their investments among Sub-accounts without being treated as owners of the underlying assets of the Variable Account.

The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In those circumstances, income and gains from the Variable Account assets would be includible in the Contract Owners' gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has state it expects to issue. It is possible that Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the federal tax owner of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

DELAYED MATURITY DATES

If the Contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

In the case of a partial withdrawal under a non-qualified contract, amounts received are taxable to the extent the contract value, without regard to any surrender charge, before the withdrawal exceeds the investment in the contract. The investment in the contract is the gross premium or other consideration paid for the contract reduced by any amounts previously received from the contract to the extent such amounts were properly excluded from the owner's gross income. In the case of a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, can be excluded from income. In the case of a full withdrawal under a non-qualified contract or a qualified contract, the amount received will be taxable only to the extent it exceeds the investment in the contract. If an individual transfers an annuity contract without full and adequate consideration to a person other than the individual's spouse (or to a former spouse incident to a divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of the contract value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS

Generally, the rule for income taxation of payments received from an annuity contract provides for the return of the owner's investment in the contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. In the case of variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the contract by the total number of expected payments. In the case of fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. Once the total amount of the investment in the contract is excluded using these ratios, the annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant before the total amount of the investment in the contract is recovered, the unrecovered amount will be allowed as a deduction to the annuitant for his last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS

Amounts may be distributed from an annuity contract because of the death of an owner or annuitant. Generally, such amounts are includible in income as follows:
(1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal or (2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

There is a 10% penalty tax on the taxable amount of any premature distribution from a non-qualified annuity contract. The penalty tax generally applies to any distribution made prior to the date the owner attains age 59 1/2. However, there should be no penalty tax on distributions to owners (1) made on or after the date the owner attains age 59 1/2; (2) made as a result of the owner's death or disability; (3) made in substantially equal periodic payments over life or distributions over life or life expectancy; (4) made under an immediate annuity; or (5) attributable to an investment in the contract before August 14, 1982. Similar rules apply for distributions from qualified contracts. Consult a competent tax advisor for other possible exceptions to the penalty tax.

AGGREGATION OF ANNUITY CONTRACTS

All non-qualified deferred annuity contracts issued by the Company (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

Annuity contracts may be used as investments with certain tax qualified plans such as: (1) Individual Retirement Annuities under Section 408(b) of the Code;
(2) Roth Individual Retirement Annuities under Section 408A of the Code; (3) Simplified Employee Pension Plans under Section 408(k) of the Code; (4) Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;(5) Tax Sheltered Annuities under Section 403(b) of the Code; (6) Corporate and Self Employed Pension and Profit Sharing Plans; and (7) State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. In the case of certain tax qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the contract.

RESTRICTIONS UNDER SECTION 403(B) PLANS

Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any annuity contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age
59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age
59 1/2 , made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

INCOME TAX WITHHOLDING

The Company is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless an individual elects to make a "direct rollover" of such amounts to another qualified plan or Individual Retirement Account or Annuity (IRA). Eligible rollover distributions generally include all distributions from qualified contracts, excluding IRAs, with the exception of
(1) required minimum distributions, or (2) a series of substantially equal periodic payments made over a period of at least 10 years, or the life (joint lives) of the participant (and beneficiary). For any distributions from non-qualified annuity contracts, or distributions from qualified contracts which are not considered eligible rollover distributions, the Company may be required to withhold federal and state income taxes unless the recipient elects not to have taxes withheld and properly notifies the Company of such election.

DISTRIBUTION OF THE CONTRACTS

Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency and who have entered into a selling agreement with ALFS and the Company to sell the Contract. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Commissions paid may vary, but in aggregate are not anticipated to exceed 6% of any purchase payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time purchase payments have been held under a Contract, and Contract Values. A persistency bonus is not expected to exceed

0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. These commissions are intended to cover distribution expenses.

The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

VOTING RIGHTS

The Owner or anyone with a voting interest in the Sub-account of the Variable Account may instruct the Company on how to vote at shareholder meetings of the Funds. The Company will solicit and cast each vote according to the procedures set up by the Funds and to the extent required by law. Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast. The Company reserves the right to vote Fund shares in its own right, to the extent permitted by the Investment Company Act of 1940, its regulations or interpretations thereof.

Before the Payout Start Date, the Owner holds the voting interest in the Sub-account of the Variable Account (the number of votes for the Owner will be determined by dividing the Contract Value attributable to a Sub-account by the net asset value per share of the applicable eligible portfolio).

After the Payout Start Date, the person receiving income payments has the voting interest. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible portfolio.

SELECTED FINANCIAL DATA

The following selected financial data for the Company should be read in conjunction with the financial statements and notes thereto included in this prospectus beginning on page F-1.

GLENBROOK LIFE AND ANNUITY COMPANY
SELECTED FINANCIAL DATA
(IN THOUSANDS)

YEAR-END FINANCIAL DATA                   1997          1996           1995            1994          1993
                                          ----          ----           ----            ----          ----
For The Years Ended December 31:
  Income Before Income Tax Expense.. $    8,764     $    3,774     $    4,455       $  2,017       $    836
  Net Income........................      5,686          2,435          2,879          1,294            529
As of December 31:
  Total Assets......................  3,351,541      2,404,527      1,409,705        750,245        169,361

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following discussion highlights significant factors influencing results of operations and changes in financial position of Glenbrook Life and Annuity Company (the "Company"). It should be read in conjunction with the financial statements and related notes.

         The Company, a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation, markets life insurance and annuity products through banks and broker-dealers.

         The Company issues flexible premium deferred variable annuity contracts and variable life policies, the assets and liabilities of which are legally segregated and reflected as Separate Account assets and liabilities. Separate Account assets and liabilities are carried at fair value in the statements of financial position. Certain of the Separate Account investment portfolios were initially funded with a $10.0 million seed money contribution from the Company in 1995. During 1997, the Company liquidated its funding in the Separate Account investment portfolios. Investment income and realized gains and losses of the Separate Accounts, other than the portion related to the Company's participation, accrue directly to the contractholders (net of fees) and, therefore, are not included in the Company's statements of operations.

Results of Operations
---------------------
($ in thousands)

                                                                 1997                1996              1995
                                                                 ----                ----              ----

       Net investment income                                    $ 5,304             $ 3,774           $ 3,996
                                                                =======             =======           =======
       Realized capital gains and losses, after-tax             $ 2,249             $     -           $   298
                                                                =======             =======           =======
       Net income                                               $ 5,686             $ 2,435           $ 2,879
                                                                =======             =======           =======
       Investments                                              $90,474             $50,676           $50,917
                                                                =======             =======           =======

         The Company and ALIC entered into a reinsurance agreement effective June 5, 1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. The Company's results of operations include only investment income and realized capital gains and losses earned on the assets of the Company that are not transferred to ALIC under the reinsurance agreement.

         Net income increased $3.3 million in 1997 due to realized capital gains arising primarily from the withdrawal of the seed money from the Separate Account and the increase in net investment income. The $444 thousand decrease in net income in 1996 reflects the decrease in net investment income and realized capital gains.

         Pretax net investment income in 1997 increased 40.5%, or $1.5 million, to $5.3 million compared to $3.8 million in 1996. This higher net investment income was caused by a significant increase in the level of investments primarily arising from a $20.0 million capital contribution received from ALIC in January 1997 and the liquidation of the Company's seed money investment in the Separate Account, partially offset by an increase in investment expenses. Net investment income decreased $222 thousand in 1996 due to the impact of the Company's $10.0 million original investment in the variable funds of the Separate Account, whose assets are invested predominantly in equity securities. The dividend yield on the variable funds is significantly below the level of interest earned on fixed income securities in which the $10.0 million was invested prior to the fourth quarter of 1995. This decrease in income was partially offset by additional investment income earned on the higher investment balances arising from positive cash flows from operating activities in 1996.

         Realized capital gains after tax of $2.2 million in 1997 were associated primarily with the withdrawal of the investment in Separate Account portfolios. Realized capital gains after tax of $298 thousand in 1995 were the result of sales of investments to fund the Company's participation in the Separate Accounts.


Financial Position
------------------
($ in thousands)

                                                                        1997            1996
                                                                   ------------      -----------

                 Fixed income securities (1)                       $     86,243      $    49,389
                 Short-term investments                                   4,231            1,287
                                                                   ------------      -----------
                       Total investments                           $     90,474      $    50,676
                                                                   ============      ===========
                 Reinsurance recoverable from ALIC                 $  2,637,983      $ 2,060,419
                                                                   ============      ===========
                 Separate Account assets                           $    620,535      $   272,420
                                                                   ============      ===========
                 Contractholder funds                              $  2,637,983      $ 2,060,419
                                                                   ============      ===========
                 Separate Account liabilities                      $    620,535      $   260,290
                                                                   ============      ===========

              (1) Fixed  income  securities are carried at fair value. Amortized cost for these securities was $81,369 and $46,925 at December 31, 1997 and 1996, respectively.


         The Company's fixed income securities portfolio consists of mortgage-backed securities, U.S. government bonds, publicly traded corporate bonds and tax-exempt municipal bonds. The Company generally holds its fixed income securities for the long term, but has classified all of these securities available for sale to allow maximum flexibility in portfolio management.

         Investments grew $39.8 million, or 78.5%, during 1997. The increase in investments is primarily due to the receipt of a $20.0 million capital contribution from ALIC in January 1997 and liquidation of the seed money from the Separate Account during 1997. In addition, at December 31, 1997, unrealized net capital gains on the fixed income securities portfolio were $4.9 million compared to $2.5 million as of December 31, 1996, primarily attributable to the increase in the Company's fixed income securities portfolio during 1997.

         At the end of 1997, all of the Company's fixed income securities portfolio is rated investment grade, with a National Association of Insurance Commissioners ("NAIC") rating of 1 or a Moody's rating of Aaa, Aa or A.

         At December 31, 1997 and 1996, $31.9 million and $16.4 million, respectively, of the fixed income securities portfolio were invested in mortgage-backed securities ("MBS"). At December 31,

1997, all of the MBS had underlying collateral that is guaranteed by U.S. government entities, thus credit risk was minimal.

         MBS, however, are subject to interest rate risk as the duration and ultimate realized yield are affected by the rate of repayment of the underlying mortgages. The Company attempts to limit interest rate risk by purchasing MBS whose cost does not significantly exceed par value, and with repayment protection to provide a more certain cash flow to the Company. At December 31, 1997, the amortized cost of the MBS portfolio was below par value by $417 thousand and over 31% of the MBS portfolio was invested in planned amortization class bonds. This type of MBS is purchased to provide additional protection against rising interest rates.

         The Company closely monitors its fixed income securities portfolio for declines in value that are other than temporary. Securities are placed on non-accrual status when they are in default or when the receipt of interest payments is in doubt.

         The Company's short-term investment portfolio was $4.2 million and $1.3 million at December 31, 1997 and 1996, respectively. The Company invests available cash balances primarily in taxable short-term securities having a final maturity date or redemption date of one year or less.

         During 1997, contractholder funds and amounts recoverable from ALIC under the reinsurance agreement increased by $577.6 million. The increases resulted from sales of the Company's single and flexible premium deferred annuities, interest credited to contractholders, partially offset by surrenders, withdrawals and benefits paid. Reinsurance recoverable from ALIC relates to contract benefit obligations ceded to ALIC.

         Separate Account assets increased by $348.1 million and Separate Account liabilities increased by $360.2 million as compared with December 31, 1996. The increases were primarily attributable to increased sales of flexible premium deferred variable annuity contracts and the favorable investment performance of the Separate Account investment portfolios, partially offset by variable annuity surrenders and withdrawals. Additionally, the Separate Account asset was reduced by the Company's liquidation of its seed money investment during 1997.

Market Risk
-----------

         Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. The Company's primary market risk exposure is to changes in interest rates. Interest rate risk is the risk that the Company will incur economic losses due to adverse changes in interest rates, as the Company invests substantial funds in interest-sensitive assets.

         One way to quantify this exposure is duration. Duration measures the sensitivity of the fair value of assets to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5 years is expected to decrease in value by approximately 5%. At December 31, 1997, the Company's asset duration was approximately 5.3 years.

         To calculate duration, the Company projects asset cash flows, and discounts them to a net present value basis using a risk-free market rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at an alternative level of interest rates, and determining the percentage change in fair value from the base case. The projections include assumptions (based upon historical market and Company specific experience) reflecting the impact of changing interest rates on the prepayment and/or option features of instruments, where applicable. Such assumptions relate primarily to mortgage-backed securities, collateralized mortgage obligations, and municipal and corporate obligations.

         Based upon the information and assumptions the Company uses in its duration calculation and in effect at December 31, 1997, management estimates that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would decrease the net fair value of its total investments by approximately $4.5 million. The selection of a 100 basis point immediate rate shock should not be construed as a prediction by the Company's management of future market events; but rather, to illustrate the potential impact of such an event.

         To the extent that actual results differ from the assumptions utilized, the Company's duration and rate shock measures could be significantly impacted. Additionally, the Company's calculation assumes that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the impact of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

         In formulating and implementing policies for investing new and existing funds, AIC, as parent company of ALIC, administers and oversees investment risk management processes primarily through three oversight bodies: the Boards of Directors and Investment Committees of its operating subsidiaries, and the Credit and Risk Management Committee ("CRMC"). The Boards of Directors and Investment Committees provide executive oversight of investment activities. The CRMC is a senior management committee consisting of the Chief Investment Officer, the Investment Risk Manager, and other investment officers who are responsible for the day-to-day management of market risk. The CRMC meets at least monthly to provide detailed oversight of investment risk, including market risk.

         AIC has investment guidelines that define the overall framework for managing market and other investment risks, including the accountabilities and controls over these activities. In addition, AIC has specific investment policies for each of its affiliates, including the Company, that delineate the investment limits and strategies that are appropriate for the Company's liquidity, surplus, product and regulatory requirements.

Liquidity and Capital Resources
-------------------------------

         In January 1997, a $20.0 million capital contribution that was accrued at December 31, 1996 was received from ALIC.

         Under the terms of reinsurance agreements, premiums and deposits on universal life policies and investment contracts, excluding those relating to Separate Accounts, are transferred to ALIC, which maintains the investment portfolios supporting the Company's products. The Company continues to have primary liability as a direct insurer for risks reinsured.

         The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 1997, RBC for the Company was significantly above a level that would require regulatory action.

Year 2000
---------

         The Company is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of the Company's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced, ("Year 2000 Issue"). The Company believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect the Company. In 1995, AIC commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes the Company actively working with its major external counterparties and suppliers to assess their compliance efforts and the Company's exposure to them. The Company presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

Pending Accounting Standards
----------------------------

         In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130 "Reporting Comprehensive Income" and SFAS No. 131 "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 130 requires the presentation of comprehensive income in the financial statements. Comprehensive income is a measurement of all changes in equity that result from transactions and other economic events other than transactions with stockholders. The requirements of this statement will be adopted effective January 1, 1998.

         SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and quarterly reporting. Under this statement, segments are determined using the "management approach" for financial statement reporting. The management approach is based on the way an enterprise makes operating decisions and assesses performance of its businesses. The Company is currently reviewing the requirements of the SFAS and has yet to determine its impact on its current reporting segments. The requirements of this statement will be adopted effective December 31, 1998.

         In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: a) an assessment has been imposed or it is probable that an assessment will be imposed, b) the event obligating an entity to pay an assessment has occurred and c) the amount of the assessment can be reasonably estimated. The requirements of this standard will be adopted in 1999 and are not expected to have a material impact on the results of operations, cash flows or financial position of the Company. The SOP is expected to be adopted in 1999.

         In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP provides guidance on accounting for the costs of computer software developed or obtained for internal use. Specifically, certain external, payroll and payroll related costs should be capitalized during the application development state of a project and depreciated over the computer software's useful life. The Company currently expenses these costs as incurred and is evaluating the effects of this SOP on its accounting for internally developed software. The SOP is expected to be adopted in 1998.

Forward-Looking Statements
--------------------------

         The statements contained in this Management's Discussion and Analysis that are not historical information are forward-looking statements that are based on management's estimates, assumptions and projections. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under The Securities Act of 1933 and The Securities Exchange Act of 1934 for forward-looking statements.

COMPETITION

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities competing in the sale of insurance and annuities. There are approximately 1,700 stock, mutual and other types of insurers in business in the United States. Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate Life which automatically reinsures all net business of the Company. A.M. Best Company also assigns the Company the rating of A+(r) because the Company automatically reinsures all net business with Allstate Life. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to the Company's claims-paying ability and Moody's assigns an Aa2 (Excellent) financial strength rating to the Company. The Company shares the same ratings of its parent, Allstate Life Insurance Company. These ratings do not relate to the investment performance of the Variable Account.

EMPLOYEES

As of December 31, 1997, Glenbrook Life and Annuity Company had approximately 125 employees at its home office in Northbrook, Illinois.

PROPERTIES

The Company occupies office space provided by Allstate Insurance Company in Northbrook, Illinois. Expenses associated with these offices are allocated on a direct and indirect basis to the Company.

STATE AND FEDERAL REGULATION

The insurance business of the Company is subject to comprehensive and detailed regulation and supervision throughout the United States. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

Under insurance guaranty fund law, in most states, insurers doing business therein can be assessed up to prescribed limits for contract owner losses incurred as a result of company insolvencies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

In addition, several states, including Illinois, regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.


EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER, II, 52, Chief Executive Officer and Chairman of the Board
(1995)*

Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Director (1990-1997), Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Director (1986-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Northbrook Life Insurance Company; and Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company.

PETER H. HECKMAN, 52, President, Chief Operating Officer and Director (1996)*

Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; Director (1988-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1989-1996), Northbrook Life Insurance Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director
(1992)*

Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-1997) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Northbrook Life Insurance Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.

JOHN R. HUNTER, 43, Director (1996)*

Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Operating Officer (1998-Present) Allstate Life Financial Services Inc.; Director (1996-1997) Glenbrook Life Insurance Company; and Director (1994-Present) and Assistant Vice President (1990-Present) Northbrook Life Insurance Company.

G. CRAIG WHITEHEAD, 51, Senior Vice President and Director (1995)*

Also Assistant Vice President (1991-Present) Allstate Life Insurance Company; Director (1994-1997) Assistant Vice President (1991-1997) Glenbrook Life Insurance Company; Assistant Vice President (1992-Present) Secretary (1995) Glenbrook Life and Annuity Company; Director (1995-Present) Laughlin Group Holdings, Inc.

MARLA G. FRIEDMAN, 44, Vice President (1996)*

Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present) and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.; and Director (1989-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) Northbrook Life Insurance Company.

KEVIN R. SLAWIN, 40, Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Northbrook Life Insurance Company; Director (1996-Present) Surety Life Insurance Company; and Assistant Treasurer and Director (1994-1995) Sears Roebuck and Co.; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 54, Chief Investment Officer (1995)*

Also Director (1995-Present ) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; and Director and Chief Investment Officer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Senior Vice President and Executive Officer-Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Laughlin Group Holdings, Inc.; and Treasurer (1995-Present) Northbrook Life Insurance Company. From 1993 to 1995, he was Vice President of Allstate Life Insurance Company.

* Date elected to current office.

EXECUTIVE COMPENSATION

Executive officers of the Company also serve as officers of Allstate Life and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company. However, no officer's compensation allocated to the Company exceeded $100,000 in 1997. The allocated cash compensation of all officers of the Company as a group for services rendered in all capacities to the Company during 1997 totaled $214,774.75. Directors of the Company receive no compensation in addition to their compensation as employees of the Company.

Shares of the Company and Allstate Life are not directly owned by any director or officer of the Company. The percentage of shares of The Allstate Corporation beneficially owned by any director, and by all directors and officers of the Company as a group, does not exceed one percent of the class outstanding.

                              SUMMARY COMPENSATION TABLE
                          (ALLSTATE LIFE INSURANCE COMPANY)

                                                                                         LONG TERM COMPENSATION
                                                                                         ----------------------
                                       ANNUAL COMPENSATION                           AWARDS                 PAYOUTS
                                       -------------------                           ------                 -------
      (A)                 (B)      (C)           (D)              (E)          (F)             (G)            (H)           (I)
                                                                 OTHER                     SECURITIES
                                                                 ANNUAL     RESTRICTED     UNDERLYING         LTIP       ALL OTHER
NAME AND PRINCIPAL                                           COMPENSATION      STOCK        OPTIONS/        PAYOUTS     COMPENSATION
POSITION                 YEAR   SALARY ($)     BONUS ($)          ($)         AWARD(S)       SARS(#)          ($)          ($)
--------                 ----   ----------     ---------          ---         --------       -------          ---          ---
Louis G. Lower, II       1997   $453,225       $500,000        $27,768       $280,589       $ 25,914       $570,068      $8,000(1)
Chief Executive Officer  1996   $436,800       $246,781        $10,246       $      0       $ 18,258       $      0      $5,250(1)
and Chairman of the      1995   $416,000       $286,650        $17,044       $      0       $ 89,359       $411,122      $5,250(1)
Board of Directors

     (1) Amount received by Mr. Lower which represents the value allocated to his account from employer contributions under The Savings and Profit Sharing Fund of Allstate Employees and prior to 1996, The Profit Sharing Fund and to its predecessor, The Savings and Profit Sharing Fund of Sears employees.

LEGAL PROCEEDINGS

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company.

EXPERTS

The financial statements of the Variable Account incorporated by reference in this prospectus, and the financial statements and financial statement schedule of the Company included in this prospectus, have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, independent auditors, as stated in their reports appearing herein and incorporated by reference in this prospectus, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company") as of December 31, 1997 and 1996, and the related Statements of Operations, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                                            December 31,
                                                                                            ------------
      ($ in thousands)                                                               1997                     1996
                                                                                  ----------               ---------
      ASSETS
      Investments
         Fixed income securities, at fair value
           (amortized cost $81,369 and $46,925)                                 $        86,243         $        49,389
         Short-term                                                                       4,231                   1,287
                                                                                ---------------         ---------------
         Total investments                                                               90,474                  50,676

      Reinsurance recoverable from Allstate Life Insurance
         Company                                                                      2,637,983               2,060,419
      Net receivable from affiliates                                                          -                  18,963
      Other assets                                                                        2,549                   2,049
      Separate Accounts                                                                 620,535                 272,420
                                                                                ---------------         ---------------
               Total assets                                                     $     3,351,541         $     2,404,527
                                                                                ===============         ===============

      LIABILITIES
      Contractholder funds                                                      $     2,637,983         $     2,060,419
      Income taxes payable                                                                  609                     410
      Deferred income taxes                                                               1,772                   1,528
      Net payable to affiliates                                                           2,698                       -
      Separate Accounts                                                                 620,535                 260,290
                                                                                ---------------         ---------------
              Total liabilities                                                       3,263,597               2,322,647
                                                                                ===============         ===============

      SHAREHOLDER'S EQUITY
      Common stock, $500 par value, 4,200 shares
         authorized, issued, and outstanding                                              2,100                   2,100
      Additional capital paid-in                                                         69,641                  69,641
      Unrealized net capital gains                                                        3,168                   2,790
      Retained income                                                                    13,035                   7,349
                                                                                ---------------         ---------------
              Total shareholder's equity                                                 87,944                  81,880
                                                                                ---------------         ---------------
              Total liabilities and shareholder's equity                        $     3,351,541         $     2,404,527
                                                                                ===============         ===============


      See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF OPERATIONS

                                                                                     Year Ended December 31,
                                                                                     -----------------------
($ in thousands)                                                            1997              1996             1995
                                                                       ----------------  ---------------  ----------------
REVENUES
Net investment income                                                  $          5,304  $         3,774  $          3,996
Realized capital gains and losses                                                 3,460                -               459
                                                                       ----------------  ---------------  ----------------

INCOME BEFORE INCOME TAX EXPENSE                                                  8,764            3,774             4,455
INCOME TAX EXPENSE                                                                3,078            1,339             1,576
                                                                       ----------------  ---------------  ----------------

NET INCOME                                                             $          5,686  $         2,435  $          2,879
                                                                       ================  ===============  ================


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                                              Year Ended December 31,
                                                                              -----------------------
     ($ in thousands)                                             1997                  1996                 1995
                                                              ---------------      ---------------       ---------------

     COMMON STOCK                                             $         2,100      $         2,100       $         2,100
                                                              ---------------      ---------------       ---------------

     ADDITIONAL CAPITAL PAID-IN
     Balance, beginning of year                                        69,641               49,641                49,641
     Capital contributions                                                  -               20,000                     -
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              69,641               69,641                49,641
                                                              ---------------      ---------------       ---------------

     UNREALIZED NET CAPITAL GAINS
     Balance, beginning of year                                         2,790                3,357                (1,118)
     Net change                                                           378                 (567)                4,475
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                               3,168                2,790                 3,357
                                                              ---------------      ---------------       ---------------

     RETAINED INCOME
     Balance, beginning of year                                         7,349                4,914                 2,035
     Net income                                                         5,686                2,435                 2,879
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              13,035                7,349                 4,914
                                                              ---------------      ---------------       ---------------
          Total shareholder's equity                          $        87,944      $        81,880       $        60,012
                                                              ===============      ===============       ===============



   See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS


                                                                                    Year Ended December 31,
                                                                                    -----------------------
     ($ in thousands)                                                        1997             1996                1995
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                         $      5,686      $      2,435       $      2,879
     Adjustments to reconcile net income to net cash
        provided by operating activities
           Depreciation, amortization and other non-cash
            items                                                                 29                 -                  -
           Realized capital gains and losses                                  (3,460)                -               (459)
           Change in deferred income taxes                                        41                 4                (39)
           Changes in other operating assets and liabilities                   1,160              (510)             1,217
                                                                        ------------      ------------       ------------
             Net cash provided by operating activities                         3,456             1,929              3,598
                                                                        ------------      ------------       ------------


     CASH FLOWS FROM INVESTING ACTIVITIES
     Fixed income securities
        Proceeds from sales                                                    1,405                 -              7,836
        Investment collections                                                14,217             2,891              1,568
        Investment purchases                                                 (50,115)           (5,667)            (1,491)
     Participation in Separate Accounts                                       13,981              (232)           (10,069)
     Change in short-term investments, net                                    (2,944)              815             (1,178)
                                                                        ------------      ------------       ------------
             Net cash used in investing activities                           (23,456)           (2,193)            (3,334)
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM FINANCING ACTIVITIES
     Capital contribution                                                     20,000                 -                  -
                                                                        ------------      ------------       ------------
             Net cash provided by financing activities                        20,000                 -                  -
                                                                        ------------      ------------       ------------

     NET (DECREASE) INCREASE IN CASH                                               -              (264)               264
     CASH AT BEGINNING OF YEAR                                                     -               264                  -
                                                                        ------------      ------------       ------------
     CASH AT END OF YEAR                                                $          -      $          -       $        264
                                                                        ============      ============       ============

     SUPPLEMENTAL DISCLOSURE OF CASH FLOW
     INFORMATION
     Noncash financing activity:
         Capital contribution receivable from
            Allstate Life Insurance Company                             $          -      $     20,000       $          -
                                                                        ============      ============       ============



See notes to financial statements.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


1.   GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend (the "Distribution"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1997 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets life insurance and annuity products in the United States through banks and broker-dealers. Life insurance includes both interest-sensitive and variable life insurance products. Annuities include deferred annuities, such as variable annuities and fixed rate flexible premium annuities. The Company has entered into exclusive distribution arrangements with management investment companies to market its variable annuity contracts.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary withdrawal or surrender by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses. In order to support competitive crediting rates and limit interest rate risk, ALIC, as the Company's reinsurer, adheres to a basic philosophy of matching assets with related liabilities while maintaining adequate liquidity and a prudent and diversified level of credit risk.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be new and proposed federal and state regulation and legislation that would allow banks greater participation in the securities and insurance businesses, which will present an increased level of competition for sales of the Company's life and annuity products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, consolidation within that industry and specifically, a change in control of those entities with which the Company partners, could affect the Company's sales.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; (2) increasing competition in capital markets; and (3) reopening stock/mutual company disagreements related to such issues as taxation disparity between mutual and stock insurance companies.

The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia. The Company is also authorized to sell variable annuities in Puerto Rico. The top geographic locations for statutory premiums and deposits earned by the Company are Florida, Pennsylvania, California, Texas and Michigan for the year ended December 31, 1997. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and contract charges are ceded to ALIC under reinsurance agreements.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ( "available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost which approximates fair value.

Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE
The Company and ALIC  entered into a  reinsurance  agreement  effective  June 5,
1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. Contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such cessions in the statements of operations. The amounts shown in the Company's statements of operations relate to the investment of those assets of the Company that are not transferred to ALIC under the reinsurance agreements. Reinsurance recoverable and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF PREMIUM REVENUE AND CONTRACT CHARGES
Revenues on interest-sensitive life insurance policies are comprised of contract charges and fees, and are recognized when assessed against the
policyholder account  balance.  Revenues  on  annuities,   which  are
considered investment contracts, include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


INCOME TAXES
The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates, and reflect the impact of reinsurance agreements. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value.

SEPARATE ACCOUNTS
The Company issues flexible premium deferred variable annuity contracts and single premium variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts (Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life Variable Life Separate Account A, unit investment trusts registered with the Securities and Exchange Commission).

Assets of the Separate Accounts, including the Company's ownership interest ("Participation"), are carried at fair value. Unrealized gains and losses on the Company's Participation, net of deferred income taxes, are shown as a component of shareholder's equity. Investment income and realized capital gains and losses arising from the Participation are included in the Company's statements of operations. The Company liquidated its Participation during 1997, resulting in a realized capital gain of $3,515. At December 31, 1996, the Participation amounted to $12,130.

Investment income and realized capital gains and losses of the Separate Accounts, other than the portion related to the Participation, accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administrative fees, mortality and expense risk charges, cost of insurance charges and tax expense charges, all of which are ceded to ALIC.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the customer less withdrawals, mortality charges and administrative expenses. During 1997, credited interest rates on contractholder funds ranged from 3.55% to 7.45% for those contracts with fixed interest rates and from 3.70% to 7.85% for those with flexible rates.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


3.   RELATED PARTY TRANSACTIONS

REINSURANCE
Contract charges ceded to ALIC were $11,641, $4,254 and $1,523 in 1997, 1996 and 1995, respectively. Credited interest, policy benefits and expenses ceded to ALIC amounted to $179,954, $113,703 and $71,905 in 1997, 1996 and 1995,
respectively.   Investment   income   earned  on  the   assets   which   support
contractholder funds is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of reinsurance agreements.

BUSINESS OPERATIONS
The Company utilizes services and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $5,959, $759 and $348 in 1997, 1996 and 1995, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

LAUGHLIN GROUP
Laughlin Group,  Inc.  ("Laughlin")  is an indirect  wholly owned  subsidiary of
ALIC. Laughlin markets certain of the Company's flexible premium deferred variable annuity contracts and flexible premium deferred fixed annuity contracts. Sales commissions paid to Laughlin, for which the related cost was ceded to ALIC, were $945 and $8,623 during 1997 and 1996, respectively. The Company had a receivable of $850 from Laughlin at December 31, 1996, which is included in net receivable from affiliates in the statements of financial position.

4.   INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                         Gross Unrealized
                                                    Amortized            ----------------             Fair
                                                      Cost           Gains          Losses            Value
                                                    ---------        -----          ------            -----

    At December 31, 1997
       U.S. government and agencies                   $ 24,419         $ 2,961      $       -        $ 27,380
       Municipal                                           656              17              -             673
       Corporate                                        25,476             840              -          26,316
       Mortgage-backed securities                       30,818           1,056              -          31,874
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 81,369         $ 4,874      $       -        $ 86,243
                                                      ========         =======      =========        ========

     At December 31, 1996
       U.S. government and agencies                   $ 24,265         $ 1,722      $      (3)       $ 25,984
       Corporate                                         6,970              96            (15)          7,051
       Mortgage-backed securities                       15,690             664              -          16,354
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 46,925         $ 2,482      $     (18)       $ 49,389
                                                      ========         =======      =========        ========


                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1997:

                                                                                Amortized           Fair
                                                                                   Cost             Value
                                                                                ---------           -----

     Due in one year or less                                                    $       400     $        400
     Due after one year through five years                                            3,838            3,877
     Due after five years through ten years                                          33,245           35,102
     Due after ten years                                                             13,068           14,990
                                                                                -----------     ------------
                                                                                     50,551           54,369
     Mortgage-backed securities                                                      30,818           31,874
                                                                                -----------     ------------
        Total                                                                   $    81,369     $     86,243
                                                                                ===========     ============

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.


NET INVESTMENT INCOME

    Year Ended December 31,                                        1997              1996             1995
    -----------------------                                        ----              ----             ----

    Fixed income securities                                  $        5,014   $        3,478    $        3,850
    Short-term investments                                              231              126               113
    Participation in Separate Accounts                                  161              232                69
                                                             --------------   --------------    --------------
         Investment income, before expense                            5,406            3,836             4,032
         Investment expense                                             102               62                36
                                                             --------------   --------------    --------------
         Net investment income                               $        5,304   $        3,774    $        3,996
                                                             ==============   ==============    ==============

REALIZED CAPITAL GAINS AND LOSSES


     Year Ended December 31,                                      1997              1996             1995
     -----------------------                                      ----              ----             ----

     Fixed income securities                                 $         (61)   $           -     $         459
     Short-term investments                                              6                -                 -
     Participation in Separate Accounts                              3,515                -                 -
                                                             -------------    -------------     -------------
         Realized capital gains and losses                           3,460                -               459
         Income taxes                                               (1,211)               -              (161)
                                                             -------------    -------------     -------------
         Realized capital gains and losses,
            after tax                                        $       2,249    $           -     $         298
                                                             =============    =============     =============

Excluding calls and prepayments, gross losses of $61 and gross gains of $459 were realized on sales of fixed income securities during 1997 and 1995, respectively.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


UNREALIZED NET CAPITAL GAINS
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1997 are as follows:

                                                                Cost/                            Unrealized
                                                              Amortized           Fair              Net
                                                                 Cost             Value            Gains
                                                              ---------           -----          -----------

Fixed income securities                                        $ 81,369         $ 86,243           $ 4,874
Deferred income taxes                                          ========         ========            (1,706)
                                                                                                   -------
Unrealized net capital gains                                                                       $ 3,168
                                                                                                   =======

CHANGE IN UNREALIZED NET CAPITAL GAINS


Year Ended December 31,                                     1997              1996             1995
-----------------------                                     ----              ----             ----

Fixed income securities                                 $       2,410    $      (2,239)    $       6,423
Participation in Separate Accounts                             (1,829)           1,368               461
Deferred income taxes                                            (203)             304            (2,409)
                                                        -------------    -------------     -------------
Increase (decrease)  in unrealized net capital gains    $         378    $        (567)    $       4,475
                                                        =============    ==============    =============

SECURITIES ON DEPOSIT
At December 31, 1997, fixed income securities with a carrying value of $10,108 were on deposit with regulatory authorities as required by law.


5.    FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions.
Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:


                                                       1997                                1996
                                                       ----                                ----
                                         Carrying               Fair         Carrying              Fair
                                          Value                 Value         Value                Value
                                         --------               -----        --------              -----

Fixed income securities                $   86,243       $       86,243    $    49,389       $      49,389
Short-term investments                      4,231                4,231          1,287               1,287
Separate Accounts                         620,535              620,535        272,420             272,420

Fair values for fixed income securities are based on quoted market prices. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value.

Separate Accounts assets are carried in the statements of financial position at fair value.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:


                                                     1997                                1996
                                                     ----                                ----
                                          Carrying            Fair            Carrying             Fair
                                            Value             Value             Value              Value
                                          --------            -----           --------             -----
Contractholder funds on
     investment contracts              $     2,636,331  $     2,492,095   $     2,059,642   $     1,949,329
Separate Accounts                              620,535          620,535           260,290           260,290


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

6.  INCOME TAXES

For 1996 and 1995, the Company filed a separate federal income tax return. The Company will join the Corporation and its other eligible domestic subsidiaries in the filing of a consolidated federal income tax return (the "Allstate Group") for 1997 and is party to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company paid to or received from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Prior to the Distribution, the Corporation and all of its eligible domestic subsidiaries, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Sears Tax Sharing Agreement"). Under the Sears Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Allstate Group filed a separate consolidated return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Sears Tax Sharing Agreement.

The Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Sears Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability.

The components of the deferred income tax liability at December 31, are as follows:

                                                                                     1997            1996
                                                                                     ----            ----

    Unrealized net capital gains on fixed income securities                     $       1,706   $       1,503
    Difference in tax bases of investments                                                 66              25
                                                                                -------------   -------------
       Total deferred liability                                                 $       1,772   $       1,528
                                                                                =============   =============

The components of income tax expense for the year ended December 31, are as follows:

                                                                  1997              1996             1995
                                                                  ----              ----             ----

    Current                                                      $ 3,037           $ 1,335          $ 1,615
    Deferred                                                          41                 4              (39)
                                                                 -------           -------          -------
       Total income tax expense                                  $ 3,078           $ 1,339          $ 1,576
                                                                 =======           =======          =======

The Company paid income taxes of $2,839, $2,446 and $866 in 1997, 1996 and 1995, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                               1997              1996             1995
                                                               ----              ----             ----
    Statutory federal income tax rate                          35.0%             35.0%            35.0%
    Other                                                        .1                .5               .4
                                                               ----              ----             ----
    Effective federal income tax rate                          35.1%             35.5%            35.4%
                                                               ====              ====             ====

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)


7.   STATUTORY FINANCIAL INFORMATION

The following tables reconcile net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:


                                                                                  Net Income
                                                                                  ----------
                                                                    1997             1996              1995
                                                                    ----             ----              ----


Balance per generally accepted accounting principles            $     5,686       $      2,435      $      2,879
       Deferred income taxes                                             41                  4               (39)
       Unrealized gain on participation in
          Separate Accounts                                          (1,829)             1,368                 -
       Statutory investment reserves                                     93                 35              (279)
       Other                                                           (354)               (85)              108
                                                                -----------       ------------      ------------
Balance per statutory accounting practices                      $     3,637       $      3,757      $      2,669
                                                                ===========       ============      ============


                                                                                       Shareholder's Equity
                                                                                       --------------------
                                                                                      1997                1996
                                                                                      ----                ----

Balance per generally accepted accounting principles                              $   87,944         $     81,880
       Deferred income taxes                                                           1,772                1,528
       Unrealized gain/loss on fixed income securities                                (4,874)              (2,464)
       Non-admitted assets                                                               (86)                (850)
       Statutory investment reserves                                                     958               (2,282)
       Other                                                                          (3,114)              (2,118)
                                                                                  ----------         ------------
Balance per statutory accounting practices                                        $   82,600         $     75,694
                                                                                  ==========         ============

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Illinois Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

Final approval of the NAIC's proposed "Comprehensive Guide" on statutory accounting principles is expected in early 1998. The requirements may be effective as early as January 1, 1999, and are not expected to have a material impact on statutory surplus of the Company.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)


DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1998 without prior approval of the Illinois Department of Insurance is $8,050.

                                    GLENBROOK LIFE AND ANNUITY COMPANY
                                         SCHEDULE IV--REINSURANCE
                                             ($ in thousands)



                                                    Gross                                        Net
Year Ended December 31, 1997                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            4,095   $            4,095   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $           11,641   $           11,641   $                -
                                             ==================   ==================   ==================


                                                    Gross                                        Net
Year Ended December 31, 1996                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            2,436   $            2,436   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            4,254   $            4,254   $                -
                                             ==================   ===================  ==================


                                                    Gross                                        Net
Year Ended December 31, 1995                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            1,250   $            1,250   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            6,571   $            6,571   $                -
                                             ==================   ==================   ==================


                                     APPENDIX A
                              MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

I = the Interest Crediting Rate for that Sub-account

N = the number of whole and partial years from the date we receive the transfer, withdrawal, or death benefit request, or from the Payout Start Date to the end of the Sub-account's Guarantee Period; and

J = the current interest crediting rate offered for a Guarantee Period or length N on the date we determine the Market Value Adjustment.

     J will be determined by a linear interpolation between the current interest rates for the next higher and lower integral years. For purposes of interpolation, current interest rates for Guarantee Periods not available under this Contract will be calculated in a manner consistent with those which are available.

The Market Value Adjustment factor is determined from the following formula:

 .9 X (I--J)* N

Any transfer, withdrawal, or death benefit paid or amount applied to an Income Plan from a Sub-account of the Guaranteed Maturity Amount Fixed Account will be multiplied by the Market Value Adjustment factor to determine the Market Value Adjustment.

                                    ILLUSTRATION
                         EXAMPLE OF MARKET VALUE ADJUSTMENT

Purchase Payment:   $10,000
Guarantee Period:   5 years
Interest Rate:      4.50%
Full Surrender:     End of Contract Year 3

NOTE: This illustration assumes that premium taxes are not applicable.

EXAMPLE 1: (Assumes declining interest rates)


Step 1: Calculate Account Value at End of Contract Year 3:

     = 10,000.00 X (1.0450)(3) = $11,411.66

Step 2: Calculate the Free Withdrawal Amount

     = .10 X 11,411.66 = $1,141.17

Step 3: Calculate the Withdrawal Charge:

     = .05 X (10,000.00 - 1,141.17) = $442.94

Step 4: Calculate the Market Value Adjustment:

I    =         4.5%
J    =         4.2%
               730 Days
               --------
N    =         365 days     = 2

Market Value Adjustment Factor: .9 X (I-J) X N

     = .9 X (.045 - .042) X 730/365 = .0054

   Market Value Adjustment = Factor X Amount Subject to Market Value Adjustment:

     = .0054 X 11,411.66 = $61.62

Step 5: Calculate The Amount Received by Customers as a Result of Full Withdrawal at the end of Contract Year 3:

     = 11,411.66 - 442.94 + 61.62 = $11,030.34

EXAMPLE 2: (Assumes rising interest rates)

Step 1: Calculate Account Value at End of Contract Year 3:

     = 10,000.00 X (1.045)(3) = $11,411.66

Step 2: Calculate the Free Withdrawal Amount:

     = .10 X (11,411.66) = $1,141.17

Step 3: Calculate the Withdrawal Charge:

     = .05 X (10,000.00 - 1,141.17) = $442.94

Step 4: Calculate the Market Value Adjustment:

I    =         4.5%
J    =         4.8%
               730 days
               --------
N    =         365 days     = 2

Market Value Adjustment Factor: .9 X (I-J) X N

     = .9 X (.045 - .048) X (730/365) = -.0054

Market Value Adjustment = Factor X Amount Subject to Market Value Adjustment

     = -.0054 X 11,411.66 = - $61.62

Step 5: Calculate The Amount Received by Customers as a Result of Full Withdrawal at the end of Contract Year 3:

     = 11,411.66 - 442.94 - 61.62 = $10,907.10

                        STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
Additions, Deletions or Substitutions of Investments                      3
Reinvestment                                                              3
The Contract                                                              3
Purchase of Contracts                                                     3
Performance Data                                                          3
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)              5
Premium Taxes                                                             5
Tax Reserves                                                              6
Income Payments                                                           6
Calculation of Variable Annuity Unit Values                               6
General Matters                                                           6
Incontestability                                                          6
Settlements                                                               6
Safekeeping of the Variable Account's Assets                              6
Federal Tax Matters                                                       6
Introduction                                                              6
Taxation of Glenbrook Life and Annuity Company                            6
Exceptions to the Non-Natural Owner Rule                                  7
IRS Required Distribution at Death Rules                                  7
Qualified Plans                                                           7
Types of Qualified Plans                                                  7
Variable Account Financial Statements                                   F-1

                                      ORDER FORM



Please send me a copy of the most recent Statement of Additional Information for the Glenbrook Life and Annuity Company Variable Annuity Account.


(Date)                          (NAME)

                      (STREET ADDRESS)

         (City)       (State)      (Zip Code)



     Send to: Glenbrook Life and Annuity Company Post Office Box 94042 Palatine, Illinois 60094 Attention: VA Customer Service Unit

                        STATEMENT OF ADDITIONAL INFORMATION


                         GLENBROOK LIFE AND ANNUITY COMPANY
                              VARIABLE ANNUITY ACCOUNT

                                     OFFERED BY

                         GLENBROOK LIFE AND ANNUITY COMPANY

                                 3100 SANDERS ROAD
                                NORTHBROOK, IL 60062
                                   1-800/755-5275


                        INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                             VARIABLE ANNUITY CONTRACTS

This Statement of Additional Information supplements the information in the prospectus for the Individual Flexible Premium Deferred Variable Annuity Contract offered by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. The Contract is primarily designed to aid individuals in long-term financial planning and it can be used for retirement planning regardless of whether the plan qualifies for special federal income tax treatment. The prospectus may be obtained from Glenbrook Life and Annuity Company by writing or calling the address or telephone number listed above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT

The prospectus, dated May 1, 1998 has been filed with the Securities and Exchange Commission.




                                 DATED MAY 1, 1998

                                 TABLE OF CONTENTS




                                                                          PAGE
                                                                          ----
Additions, Deletions or Substitutions of Investments                       3
Reinvestment                                                               3
The Contract                                                               3
Purchase of Contracts                                                      3
Performance Data                                                           3
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)               5
Premium Taxes                                                              5
Tax Reserves                                                               6
Income Payments                                                            6
Calculation of Variable Annuity Unit Values                                6
General Matters                                                            6
Incontestability                                                           6
Settlements                                                                6
Safekeeping of the Variable Account's Assets                               6
Federal Tax Matters                                                        6
Introduction                                                               6
Taxation of Glenbrook Life and Annuity Company                             6
Exceptions to the Non-Natural Owner Rule                                   7
IRS Required Distribution at Death Rules                                   7
Qualified Plans                                                            7
Types of Qualified Plans                                                   7
Variable Account Financial Statements                                    F-1

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Sub-account of the Variable Account. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if, in the Company's judgment, investment in any Portfolio would become inappropriate in view of the purposes of the Variable Account. Substitutions of shares attributable to an Owner's interest in a Sub-account will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval is required by the Investment Company Act of 1940. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

The Company may also establish additional Sub-accounts or series of Sub-accounts of the Variable Account. Each additional Sub-account would purchase shares in a new Portfolio of a Fund or in another mutual fund. New Sub-accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Sub-accounts offered in conjunction with the Contract will be made available to existing Owners on a basis to be determined by the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.

REINVESTMENT

All dividends and capital gains distributions from the Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset value.

THE CONTRACT

PURCHASE OF CONTRACTS

The Contracts are offered to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, Allstate Life Financial Services, Inc., an affiliate of Glenbrook Life and Annuity Company. The offering of the Contracts is continuous and the Company does not anticipate discontinuing the offering of the Contracts. However, the Company reserves the right to discontinue the offering of the Contracts.

PERFORMANCE DATA

From time to time the Variable Account may publish advertisements containing performance data relating to its Sub-accounts. The performance data for the Sub-accounts (other than for the Federated Prime Money Fund II Sub-account) will always be accompanied by standardized total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-accounts for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also disclose yield and total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

A Sub-account's "average annual total return" represents an annualization of the Sub-account's total return over a particular period and is computed by finding the annual percentage rate which, when compounded annually, will accumulate a hypothetical $1,000 Purchase Payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Sub-account's operations, if shorter than any of the foregoing. The average annual total return is obtained by dividing the ending redeemable value, after deductions for any Withdrawal Charges or Contract Maintenance Charges imposed on the Contracts by the Variable Account, by the initial hypothetical $1,000 Purchase Payment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

The Withdrawal Charges assessed upon redemption are computed as follows: no Withdrawal Charge is assessed on 10% of the Contract Value, as determined on the date of the first withdrawal during the Contract Year. Withdrawal Charges are charged on the amount of redemption equal to the Purchase Payment, reduced by the amount entitled to the 10% exception, if any. The remaining amount of the redemption, if any, is not assessed a Withdrawal Charge. The Withdrawal Charge Schedule specifies rates based on the number of complete years since the Purchase Payment being withdrawn was made. One rate is specified for Purchase Payments made in the current Contract Year, another rate for Purchase Payments made in the prior Contract Year, another rate for Purchase Payments made in the second prior Contract Year, and so on until a rate for Purchase Payments made in the seventh prior Contract Year or prior to it is reached. For a one year total return calculation the second rate, (i.e., the rate for Purchase Payments made in the prior complete year since Purchase Payment being withdrawn was made), is assessed. The Contract Maintenance Charge ($30 per contract) used in the total return calculation is normally prorated using the following method: The total amount of annual Contract fees collected during the year is divided by the total average net assets of all the Sub-accounts. The resulting percentage is then multiplied by the ending Contract Value.

STANDARDIZED TOTAL RETURNS

The standard average annual total returns are presented below:

(Without Enhanced Death Benefit)


                                          ONE YEAR                INCEPTION
Sub-Account                           1/1/97 to 12/31/97     10/6/95 to 12/31/97
-----------                           ------------------     -------------------
Investment Grade Bond                       1.93%                   1.43%
Capital Growth                             29.24%                  26.82%
Value Income                               19.65%                  20.44%
Mid-Cap Equity                             15.12%                  15.13%
Federated Prime Money Fund II                 N/A                     N/A
International Equity*                       9.80%                   9.91%
Small Cap Equity**                            N/A                  -8.68%


* Sub-account commenced operations on November 7, 1996
** Not annualized. Sub-account commenced operations on October 20, 1997.

(With Enhanced Death Benefit)


                                          INCEPTION*
Sub-Account                           5/1/97 to 12/31/97
-----------                           ------------------
Investment Grade Bond                       1.19%
Capital Growth                             27.89%
Value Income                               20.13%
Mid-Cap Equity                             25.29%
Federated Prime Money Fund II                 N/A
International Equity                        1.05%
Small Cap Equity**                         -8.69%


* The enhanced death benefit option was made available for each Sub-account (except for the Small Cap Equity Sub-account) on May 1, 1997, and for the Small Cap Equity Sub-account on October 20, 1997.
** Not annualized. Sub-account commenced operations on October 20, 1997.

NON-STANDARDIZED TOTAL RETURNS

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Withdrawal Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

The annualized non-standard total returns for the Sub-accounts are presented below:

(Without Enhanced Death Benefit)


                                          ONE YEAR                INCEPTION
Sub-Account                           1/1/97 to 12/31/97     10/6/95 to 12/31/97
-----------                           ------------------     -------------------
Investment Grade Bond                       7.40%                   5.17%
Capital Growth                             34.71%                  28.38%
Value Income                               25.12%                  22.09%
Mid-Cap Equity                             20.59%                  16.88%
Federated Prime Money Fund II                 N/A                     N/A
International Equity*                      15.27%                  14.66%
Small Cap Equity**                            N/A                  -2.31%

* Sub-account commenced operations on November 7, 1996
** Not annualized. Sub-account commenced operations on October 20, 1997.

(With Enhanced Death Benefit)



                                          INCEPTION*
Sub-Account                           5/1/97 to 12/31/97
-----------                           ------------------
Investment Grade Bond                        10.91%
Capital Growth                               38.38%
Value Income                                 30.41%
Mid-Cap Equity                               35.71%
Federated Prime Money Fund II                   N/A
International Equity                         10.76%
Small Cap Equity**                           -2.32%

* The enhanced death benefit option was made available for each Sub-account (except for the Small Cap Equity Sub-account) on May 1, 1997, and for the Small Cap Equity Sub-account on October 20, 1997.
** Not annualized. Sub-account commenced operations on October 20, 1997.

The Variable Account may also advertise the performance of the Sub-accounts relative to certain performance rankings and indexes compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

The Company accepts Purchase Payments which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 Purchase Payments and non-Section 1035 Purchase Payments.

The Company also accepts "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract which is eligible to "rollover" into an IRA. The Company differentiates among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, the Company restricts the assignment, transfer or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PREMIUM TAXES

Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and status of the Company in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations or judicial acts.

TAX RESERVES

The Company does not establish capital gains tax reserves for any Sub-account nor does it deduct charges for tax reserves because the Company believes that capital gains attributable to the Variable Account will not be taxable. However, the

Company reserves the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

INCOME PAYMENTS

CALCULATION OF VARIABLE ANNUITY UNIT VALUES

The amount of the first Income Payment is calculated by applying the Contract Value allocated to each Variable Sub-account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first Variable Annuity Income Payment is divided by the Sub-account's then current Annuity Unit value to determine the number of Annuity Units upon which later Income Payments will be based. Variable Annuity Income Payments after the first will be equal to the sum of the number of Annuity Units determined in this manner for each Sub-account times the then current Annuity Unit value for each respective Sub-account.

Annuity Units in each variable Sub-account are valued separately and Annuity Unit values will depend upon the investment experience of the particular Portfolios in which the Sub-account invests. The value of the Annuity Unit for each variable Sub-account at the end of any Valuation Period is calculated by:
(a) multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Sub-account's Net Investment Factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the Income Payment tables used to determine the dollar amount of the first Variable Annuity Income Payment, and is at an effective annual rate which is disclosed in the Contract.

The amount of the first Income Payment paid under an income plan is determined using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables which do not differentiate on the basis of sex, different annuity tables may be used.

GENERAL MATTERS

INCONTESTABILITY

The Contract will not be contested after it is issued.

SETTLEMENTS

The Contract must be returned to the Company prior to any settlement. Due proof of the Owner(s) death (or Annuitant's death if there is a non-natural Owner) must be received prior to settlement of a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

The Company holds title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Portfolio shares held by each of the variable Sub-accounts.

The Funds do not issue certificates and, therefore, the Company holds the Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF GLENBROOK LIFE AND ANNUITY COMPANY

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the

Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, the Company believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

There are several exceptions to the general rule that contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

QUALIFIED PLANS

This annuity contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Owners and participants under the plan and annuitants and beneficiaries under the contract may be subject to the terms and conditions of the plan regardless of the terms of the contract.

TYPES OF QUALIFIED PLANS

                          INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

                        ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

                         SIMPLIFIED EMPLOYEE PENSION PLANS

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

            SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)

Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

                              TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another 403(b) plan.

            CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

               STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION
                            DEFERRED COMPENSATION PLANS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Generally, under the non-natural owner rules, such contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Glenbrook Life and Annuity Company:

We have audited the accompanying statement of net assets of Glenbrook Life and Annuity Company Variable Annuity Account (the "Account") as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended December 31, 1997 of the Capital Growth, Investment Grade Bond, Mid-Cap Equity, Value Income Stock, International Equity, and Small-Cap Equity portfolios of the STI Classic Variable Trust and the Federated Prime Money Fund II portfolio of the Federated Insurance Series that comprise the Account and for the year ended December 31, 1996 of the Capital Growth, Investment Grade Bond, Mid-Cap Equity, Value Income Stock, and International Equity portfolios of the STI Classic Variable Trust and the Federated Prime Money Fund II portfolio of the Federated Insurance Series that comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, of each of the portfolios comprising the Account, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 1998

GLENBROOK LIFE AND ANNUITY COMPANY
VARIABLE ANNUITY ACCOUNT



STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
($ and shares in thousands)

ASSETS
Investments in the STI Classic Variable Trust Portfolios:
  Capital Growth, 3,583 shares (cost $49,483)                     $  61,870
  Investment Grade Bond,  961 shares (cost $9,541)                    9,788
  Mid-Cap Equity, 1,711 shares (cost $20,339)                        23,905
  Value Income Stock, 4,782 shares (cost $61,700)                    72,731
  International Equity, 1,167 shares (cost $13,297)                  13,852
  Small-Cap Equity, 273 shares (cost $2,631)                          2,667

Investments in the Federated Insurance Series Portfolio:
  Federated Prime Money Fund II, 6,301 shares (cost $6,301)           6,301
                                                                  ---------

          Total assets                                              191,114

LIABILITIES
Payable to Glenbrook Life and Annuity Company:
  Accrued contract maintenance charges                                   58
                                                                  ---------

          Net assets                                              $ 191,056
                                                                  ---------
                                                                  ---------



See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY VARIABLE ANNUITY ACCOUNT


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

($ in thousands)

                                                                                                                FEDERATED
                                                                                                                INSURANCE
                                                                                                                 SERIES
                                                             STI CLASSIC VARIABLE TRUST PORTFOLIOS              PORTFOLIO
                                                  ------------------------------------------------------------ ----------- --------
                                                            INVESTMENT            VALUE     INTER-      SMALL-  FEDERATED
                                                   CAPITAL    GRADE     MID-CAP   INCOME   NATIONAL      CAP   PRIME MONEY
                                                   GROWTH      BOND      EQUITY   STOCK     EQUITY      EQUITY   FUND II    TOTAL
                                                  ------------------------------------------------------------ ----------- --------
INVESTMENT INCOME
Dividends                                          $ 1,572  $   367    $   735    $ 1,985  $     1    $     7   $   245     $ 4,912
Charges from Glenbrook Life and Annuity Company:
  Mortality and expense risk                          (532)     (90)      (218)      (648)    (102)        (4)      (64)     (1,658)
  Administrative expense                               (42)      (7)       (17)       (52)      (8)         -        (5)       (131)
                                                   -------  -------    -------    -------  -------    -------   -------     -------

          Net investment income (loss)                 998      270        500      1,285     (109)         3       176       3,123

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS
Realized gains from sales of investments:
  Proceeds from sales                                5,486    3,532      4,226      5,221    1,090         15     8,787      28,357
  Cost of investments sold                          (3,621)  (3,417)    (3,285)    (3,819)  (1,009)       (15)   (8,787)    (23,953)
                                                   -------  -------    -------    -------  -------    -------   -------     -------

          Net realized gains                         1,865      115        941      1,402       81          -         -       4,404

Change in unrealized gains                           9,650      246      2,148      8,568      540         36         -      21,188
                                                   -------  -------    -------    -------  -------    -------   -------     -------

          Net gains on investments                  11,515      361      3,089      9,970      621         36         -      25,592
                                                   -------  -------    -------    -------  -------    -------   -------     -------

CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                       $12,513  $   631    $ 3,589    $11,255  $   512    $    39   $   176     $28,715
                                                   -------  -------    -------    -------  -------    -------   -------     -------
                                                   -------  -------    -------    -------  -------    -------   -------     -------


See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

($ and units in thousands, except value per unit)

                                                                                                                FEDERATED
                                                                                                                INSURANCE
                                                                                                                 SERIES
                                                             STI CLASSIC VARIABLE TRUST PORTFOLIOS              PORTFOLIO
                                                  ------------------------------------------------------------ ----------- --------
                                                            INVESTMENT            VALUE     INTER-      SMALL-  FEDERATED
                                                   CAPITAL    GRADE     MID-CAP   INCOME   NATIONAL      CAP   PRIME MONEY
                                                   GROWTH      BOND      EQUITY   STOCK     EQUITY      EQUITY   FUND II    TOTAL
                                                  ------------------------------------------------------------ ----------- --------
FROM OPERATIONS
Net investment income (loss)                       $    998  $    270  $    500  $  1,285  $   (109)  $     3  $    176   $  3,123
Net realized gains                                    1,865       115       941     1,402        81         -         -      4,404
Change in unrealized gains                            9,650       246     2,148     8,568       540        36         -     21,188
                                                   --------  --------  --------  --------  --------   -------  --------   --------

    Change in net assets resulting from
    operations                                       12,513       631     3,589    11,255       512        39       176     28,715

FROM CAPITAL TRANSACTIONS
Deposits                                             27,212     3,848     9,224    32,285    11,749     1,455     9,566     95,339
Benefit payments                                       (248)      (94)      (42)     (414)      (14)        -         -       (812)
Payments on termination                              (1,045)     (299)     (492)   (1,345)     (163)       (3)     (242)    (3,589)
Contract maintenance charges                            (19)       (3)       (8)      (24)       (5)       (1)       (1)       (61)
Liquidation of Glenbrook Life and Annuity
  Company Seed Money                                 (4,127)   (2,719)   (3,334)   (3,781)        -         -         -    (13,961)
Transfers among the portfolios and with the
  Fixed Account - net                                 2,387       488       666     3,526       773     1,177    (8,295)       722
                                                   --------  --------  --------  --------  --------   -------  --------   --------
    Change in net assets resulting from
    capital transactions                             24,160     1,221     6,014    30,247    12,340     2,628     1,028     77,638
                                                   --------  --------  --------  --------  --------   -------  --------   --------
INCREASE IN NET ASSETS                               36,673     1,852     9,603    41,502    12,852     2,667     1,204    106,353

NET ASSETS AT BEGINNING OF YEAR                      25,179     7,930    14,294    31,211       994         -     5,095     84,703
                                                   --------  --------  --------  --------  --------   -------  --------   --------
NET ASSETS AT END OF YEAR                          $ 61,852  $  9,782  $ 23,897  $ 72,713  $ 13,846   $ 2,667  $  6,299   $191,056
                                                   --------  --------  --------  --------  --------   -------  --------   --------
                                                   --------  --------  --------  --------  --------   -------  --------   --------

CONTRACTS WITHOUT THE DEATH BENEFIT OPTION
Net asset value per unit at end of year            $  17.53  $  11.20  $  14.20  $  15.66  $  11.70   $  9.77  $  10.80
                                                   --------  --------  --------  --------  --------   -------  --------
                                                   --------  --------  --------  --------  --------   -------  --------

Units outstanding at end of year                      2,788       686     1,354     3,719       735       112       343
                                                   --------  --------  --------  --------  --------   -------  --------
                                                   --------  --------  --------  --------  --------   -------  --------

CONTRACTS WITH THE DEATH BENEFIT OPTION
Net asset value per unit at end of year            $  17.52  $  11.19  $  14.19  $  15.65  $  11.69   $  9.77  $  10.79
                                                   --------  --------  --------  --------  --------   -------  --------
                                                   --------  --------  --------  --------  --------   -------  --------

Units outstanding at end of year                        740       188       329       924       449       161       240
                                                   --------  --------  --------  --------  --------   -------  --------
                                                   --------  --------  --------  --------  --------   -------  --------


See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

($ and units in thousands, except value per unit)

                                                                                                        FEDERATED
                                                                                                        INSURANCE
                                                                                                          SERIES
                                                            STI CLASSIC VARIABLE TRUST PORTFOLIOS       PORTFOLIO
                                                      ------------------------------------------------ ----------- --------
                                                                INVESTMENT           VALUE     INTER-   FEDERATED
                                                       CAPITAL    GRADE    MID-CAP   INCOME   NATIONAL PRIME MONEY
                                                       GROWTH      BOND     EQUITY   STOCK     EQUITY    FUND II    TOTAL
                                                      ------------------------------------------------ ----------- --------
FROM OPERATIONS
Net investment income (loss)                          $     13  $    272  $    (26) $    245  $      -  $     95   $    599
Net realized gains (losses)                                  3        (1)        3         1         -         -          6
Change in unrealized gains (losses)                      2,553       (68)    1,340     2,266        15         -      6,106
                                                      --------  --------  --------  --------  --------  --------   --------

     Change in net assets resulting from operations      2,569       203     1,317     2,512        15        95      6,711

FROM CAPITAL TRANSACTIONS
Deposits                                                13,874     3,421     7,035    17,425       773    20,503     63,031
Benefit payments                                           (13)      (14)        -       (14)        -         -        (41)
Payments on termination                                   (226)     (124)     (124)     (284)       (1)      (17)      (776)
Contract maintenance charges                                (8)       (2)       (4)      (10)        -        (2)       (26)
Transfers among the portfolios and with the
  Fixed Account - net                                    5,205     1,433     2,661     7,567       207   (16,817)       256
                                                      --------  --------  --------  --------  --------  --------   --------

    Change in net assets resulting from
      capital transactions                              18,832     4,714     9,568    24,684       979     3,667     62,444
                                                      --------  --------  --------  --------  --------  --------   --------

INCREASE IN NET ASSETS                                  21,401     4,917    10,885    27,196       994     3,762     69,155

NET ASSETS AT BEGINNING OF YEAR                          3,778     3,013     3,409     4,015         -     1,333     15,548
                                                      --------  --------  --------  --------  --------  --------   --------

NET ASSETS AT END OF YEAR                             $ 25,179  $  7,930  $ 14,294  $ 31,211  $    994  $  5,095   $ 84,703
                                                      --------  --------  --------  --------  --------  --------   --------
                                                      --------  --------  --------  --------  --------  --------   --------

Net asset value per unit at end of year               $  13.01  $  10.43  $  11.78  $  12.52  $  10.15  $  10.43
                                                      --------  --------  --------  --------  --------  --------
                                                      --------  --------  --------  --------  --------  --------

Units outstanding at end of year                         1,680       507       960     2,239        98       489
                                                      --------  --------  --------  --------  --------  --------
                                                      --------  --------  --------  --------  --------  --------

See notes to financial statements.

GLENBROOK LIFE AND ANNUITY COMPANY
VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS
TWO YEARS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Glenbrook Life and Annuity Company Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Glenbrook Life and Annuity Company ("Glenbrook Life"). The assets of the Account are legally segregated from those of Glenbrook Life. Glenbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Glenbrook Life writes certain annuity contracts, the proceeds of which are invested at the direction of the contractholder. Contractholders primarily invest in units of the portfolios comprising the Account, for which they bear all of the investment risk, but may also invest in the general account of Glenbrook Life (the "Fixed Account"). The Account, in turn, invests solely in shares of the portfolios of the STI Classic Variable Trust and Federated Insurance Series (collectively the "Funds"). Glenbrook Life provides administrative and insurance services to the Account for a fee. STI Capital Management, N.A. and Federated Advisers, the investment advisors for the Funds, receive investment management fees from the Funds.

     During 1995, Glenbrook Life made an initial investment of $10.0 million ("Seed Money") in the Account to enhance the diversification of the Account's investments. Glenbrook Life liquidated its Seed Money during 1997.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS - Investments consist of shares in the portfolios of the Funds and are stated at fair value based on quoted market prices.

     RECOGNITION OF INVESTMENT INCOME - Investment income consists of dividends declared by the portfolios of the Funds and is recognized on the date of record.

     REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     CONTRACTHOLDER ACCOUNT ACTIVITY - Account activity is reflected in individual contractholder accounts on a daily basis.

     FEDERAL INCOME TAXES - The Account is intended to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Glenbrook Life. Glenbrook Life is taxed as a life insurance company under the Code. Under current law, no federal income taxes are payable by the Account.

     ACCOUNT VALUE - Certain calculations that could be made in the financial statements may differ from published amounts due to the truncation of actual Account values.

3. CONTRACT MAINTENANCE, MORTALITY AND EXPENSE RISK, ADMINISTRATIVE EXPENSE CHARGES, AND ENHANCED DEATH BENEFIT

     For each year or portion of a year a contract is in effect, Glenbrook Life deducts a fixed annual contract maintenance charge of $30 as reimbursement for expenses related to the maintenance of each contract and the Account. The amount of this charge is guaranteed not to increase over the life of the contract. This charge is waived if the total purchase payments are $25,000 or more on a contract anniversary, or if all money is allocated to the Fixed Account on the contract anniversary.

     Glenbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the daily net assets of the Account. Glenbrook Life guarantees that the amount of this charge will not increase over the life of the contract.

     Glenbrook Life deducts administrative expense charges daily at a rate equal to .10% per annum of the daily net assets of the Account. This charge is designed to cover administrative expenses.

     Beginning in 1997, Glenbrook Life offers contractholders an enhanced death benefit which guarantees that the death benefit will provide a cumulative return greater than or equal to a specified level ("Death Benefit Option"). Glenbrook Life deducts an additional charge daily at a rate equal to .10% per annum of the daily net assets of the Account which are attributable to contractholders who have elected the Death Benefit Option.

4.   FINANCIAL INSTRUMENTS

     The investments of the Separate Accounts are carried at fair value, based upon quoted market prices. Accrued contract maintenance charges are of a short-term nature. It is assumed that their carrying value approximates fair value.

5.   UNITS ISSUED AND REDEEMED

     Units issued and redeemed by the Account during 1997 for contracts with and without the Death Benefit Option were as follows:


                                                                                                    FEDERATED
                                                                                                    INSURANCE
                                                                                                     SERIES
                                                  STI CLASSIC VARIABLE TRUST PORTFOLIOS             PORTFOLIO
                                       ----------------------------------------------------------- -----------
(UNITS IN THOUSANDS)                             INVESTMENT            VALUE     INTER-    SMALL-   FEDERATED
                                        CAPITAL    GRADE     MID-CAP   INCOME   NATIONAL    CAP    PRIME MONEY
                                        GROWTH      BOND      EQUITY   STOCK     EQUITY    EQUITY    FUND II
                                       ----------------------------------------------------------- -----------
CONTRACTS WITHOUT THE
  DEATH BENEFIT OPTION

Units outstanding at
  beginning of year                      1,680       507       960     2,239        98         -         489

  Unit activity during 1997:
    Issued                               1,259       258       492     1,669       731       113         585
    Redeemed                              (151)      (79)      (98)     (189)      (94)       (1)       (731)
                                       --------  --------  --------  --------  --------  --------  ----------

Units outstanding at
  end of year                            2,788       686     1,354     3,719       735       112         343
                                       --------  --------  --------  --------  --------  --------  ----------
                                       --------  --------  --------  --------  --------  --------  ----------

CONTRACTS WITH THE
  DEATH BENEFIT OPTION

Units outstanding at
  beginning of year                          -         -         -         -         -         -           -

  Unit activity during 1997:
    Issued                                 749       192       337       937       476       161         444
    Redeemed                                (9)       (4)       (8)      (13)      (27)        -        (204)
                                       --------  --------  --------  --------  --------  --------  ----------

Units outstanding at
  end of year                              740       188       329       924       449       161         240
                                       --------  --------  --------  --------  --------  --------  ----------
                                       --------  --------  --------  --------  --------  --------  ----------


Units relating to accrued contract maintenance charges are included in units redeemed.

                                     ******

                                       PART C
                                 OTHER INFORMATION


24A.  FINANCIAL STATEMENTS

Glenbrook Life and Annuity Company Financial Statements are contained in Part A of this Registration Statement.

The financial statements of the Variable Account are contained in Part B of this Registration Statement.


24B.  EXHIBITS

The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

     (1) Resolution of the Board of Directors of Glenbrook Life and Annuity Company authorizing establishment of the Glenbrook Life and Annuity Company Variable Annuity Account.*

     (2)  Not Applicable.

     (3)  Form of Underwriting Agreement.*

     (4)  Specimen Contract.**

     (5)  Form of application for a Contract.***

     (6) (a) Certificate of Incorporation of Glenbrook Life and Annuity Company.****

          (b)  By-laws of Glenbrook Life and Annuity Company.****

     (7)  Reinsurance Agreement.****

     (8)  Form of Participation Agreement.*****

     (9) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Glenbrook Life and Annuity Company.***

     (10) (a)  Consent of Accountants.

          (b)  Consent of Attorneys.

     (11) Not applicable.

     (12) Not applicable.

     (13) Computation of Performance Quotations*******

     (14) Financial Data Schedule******

     (99) Powers of Attorney.*******

* Previously filed and incorporated by reference with Depositor's Form S-1 Registration Statement No. 33-91916 dated April 24, 1996.
** Previously filed and incorporated by reference with Depositor's Form S-1 Registration Statement No. 33-91916 dated February 25, 1997.
*** Previously filed and incorporated by reference with Depositor's Form S-1 Registration Statement No. 33-91916 dated May 4, 1995.
**** Previously filed and incorporated by reference with Depositor's Form S-1 Registration Statement No. 333-07275 dated June 28, 1996.
***** Previously filed and incorporated by reference with Registrant's Form N-4 Registration Statement No. 33-91914 dated September 15, 1995.
******    Previously filed in Depositor's Form 10-K, filed March 31, 1998.
******* Previously filed and incorporated by reference with Registrants Form N-4 Registration Statement No. 33-91914 dated February 28, 1997.

25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal       Position and Office
Business Address         With Depositor of the Trust
----------------         ---------------------------

Louis G. Lower, II       Chairman of the Board and Chief Executive Officer
Michael J. Velotta       Vice President, Secretary, General Counsel and Director
Peter H. Heckman         President, Chief Operating Officer and Director
Marla G. Friedman        Vice President
Kevin R. Slawin          Vice President
James P. Zils            Treasurer
Casey J. Sylla           Chief Investment Officer
John R. Hunter           Director
G. Craig Whitehead       Senior Vice President and Director
Sarah R. Donahue         Assistant Vice President
Emma M. Kalaidjian       Assistant Secretary
Paul N. Kierig           Assistant Secretary
Mary J. McGinn           Assistant Secretary
Keith A. Hauschildt      Assistant Vice President and Controller
Barry S. Paul            Assistant Vice President
Robert N. Roeters        Assistant Vice President
Nancy M. Bufalino        Assistant Treasurer
C. Nelson Strom          Assistant Vice President and Corporate Actuary
Patricia W. Wilson       Assistant Treasurer
Brenda D. Sneed          Assistant Secretary and Assistant General Counsel
Joanne M. Derrig         Chief Compliance Officer and Assistant Secretary

The principal business address of the foregoing officers and directors is 3100 Sanders Road, Northbrook, IL 60062


26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

See 10-K Commission File #1-11840, The Allstate Corporation.


27. NUMBER OF CONTRACT OWNERS

As of December 31, 1997, there were 2,610 nonqualified contracts and 1,533 qualified contracts.


28. INDEMNIFICATION

The by-laws of both Glenbrook Life and Annuity Company (Depositor) and Allstate Life Financial Services, Inc. (Distributor), provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.


29A.  RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

          Glenbrook Life and Annuity Company Separate Account A
          Glenbrook Life Multi-Manager Variable Account
          Glenbrook Life Variable Life Separate Account A
          Allstate Life of New York Separate Account A
          Glenbrook Life AIM Variable Life Variable Life Separate Account A

29B.  PRINCIPAL UNDERWRITER

Name and Principal Business        Allstate Life Financial
Address Of Each Such Person        Services, Inc. ("ALFS")
---------------------------        -----------------------

Louis G. Lower, II                      Director
Kevin R. Slawin                         Director
Michael J. Velotta                      Director and Secretary
John R. Hunter                          President and Chief Executive Officer
Diane Bellas                            Vice President and Controller
Karen C. Gardner                        Vice President
Andrea J. Schur                         Vice President
Brent H. Hamann                         Vice President
James P. Zils                           Treasurer
John R. Hedrick                         General Counsel and Assistant Secretary
Lisa A. Burnell                         Assistant Vice President and Compliance
                                        Officer
Robert N. Roeters                       Assistant Vice President
Emma M. Kalaidjian                      Assistant Secretary
Brenda D. Sneed                         Assistant Secretary
Nancy M. Bufalino                       Assistant Treasurer

The principal address of ALFS is 3100 Sanders Road, Northbrook, Illinois


29C. COMPENSATION OF ALLSTATE LIFE FINANCIAL SERVICES, INC.

None


30. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Glenbrook Life and Annuity Company, is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Distributor, Allstate Life Financial Services, Inc., is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


31. MANAGEMENT SERVICES

None


32. UNDERTAKINGS

The undersigned registrant, Glenbrook Life and Annuity Company, hereby undertakes:

          (a) To file, as frequently as is necessary to ensure that the audited financial statements in the registration statment are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted; a post-effective amendment to this registration statement

          (b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of Glenbrook Life and Annuity Company ("Registrant"), Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other that the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


33. REPRESENTATION PURSUANT TO SECTION 403(b) OF THE INTERNAL REVENUE CODE

The Company represents that it is relying upon a November 28, 1988 Securities and Exchange Commission no-action letter issued to the American Council of Life Insurance ("ACLI") and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.


34.  REPRESENTATION REGARDING CONTRACT EXPENSES

Glenbrook Life and Annuity Company ("Glenbrook Life") represents that the fees and charges deducted under the Flexible Premium Deferred Variable Annuity Contract hereby registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Glenbrook Life.

                                     SIGNATURES

As required by the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940, the Registrant, Glenbrook Life and Annuity Company Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the village of Northfield, and State of Illinois on the 1st day of April, 1998.

            GLENBROOK LIFE AND ANNUITY COMPANY VARIABLE ANNUITY ACCOUNT
                                    (REGISTRANT)

                      BY:   GLENBROOK LIFE AND ANNUITY COMPANY
                                    (DEPOSITOR)

(SEAL)
Attest: /s/BRENDA D. SNEED              By: /S/MICHAEL J. VELOTTA
--------------------------              -------------------------
Brenda D. Sneed                         Michael J. Velotta
Assistant Secretary and                 Vice President, Secretary
Assistant General Counsel               and General Counsel

As required by the Securities Act of 1933, this Registration Statement has been duly signed below by the following Directors and Officers of Glenbrook Life and Annuity Company on the 1st day of April, 1998.

*/LOUIS G. LOWER, II          Chairman of the Board of Directors and
--------------------          Chief Executive Officer
Louis G. Lower, II            (Principal Executive Officer)

/S/MICHAEL J. VELOTTA         Vice President, Secretary,
---------------------         General Counsel and Director
Michael J. Velotta

*/PETER H. HECKMAN            President, Chief Operating Officer
--------------------          and Director
Peter H. Heckman

*/JOHN R. HUNTER              Director
--------------------
John R. Hunter

*/KEVIN R. SLAWIN             Vice President
--------------------          (Principal Financial Officer)
Kevin R. Slawin

*/MARLA G. FRIEDMAN           Vice President
--------------------
Marla G. Friedman

*/G. CRAIG WHITEHEAD          Senior Vice President and Director
--------------------
G. Craig Whitehead

*/JAMES P. ZILS               Treasurer
--------------------
James P. Zils

*/CASEY J. SYLLA              Chief Investment Officer
---------------------
Casey J. Sylla

*/KEITH A. HAUSCHILDT         Assistant Vice President and Controller
---------------------         (Principal Accounting Officer)
Keith A. Hauschildt

*/ By Michael J. Velotta, pursuant to Power of Attorney, previously filed.